UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

April 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2010.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed secu-

rities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital US Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged US investment-grade debt securities, for the six- and 12-month periods ended April 30, 2010.

The Portfolio’s Class A shares without sales charges outperformed its benchmark for the six- and 12-month periods ended April 30, 2010. The Portfolio’s US Investment Grade Core Fixed Income Team’s (the “Team’s”) positioning of the Portfolio to capital-

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

ize on record wide yield spreads of credit benefited performance for both six- and 12-month periods. The following positions contributed positively to the Portfolio’s performance: an overweight in investment grade corporates and commercial mortgage-backed securities (CMBS), allocations to non-investment grade corporates, and an underweight in Treasuries.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets, or non-government sectors of the bond market, extended their rally, and non-government debt continued to outperform government bonds as spreads narrowed further.

The semi-annual period ended April 30, 2010, was marked by the continued strong recovery of investment-grade corporate bonds, which returned 4.83% for the six-month period according to Barclays Capital. Spreads continued to tighten, ending the 12-month period at 143 basis points over Treasuries. Spreads on CMBS similarly continued to tighten as investor appetite for risk returned in the market. CMBS ended the period at 299 basis points over Treasuries. CMBS returned 12.83% for the six-month period according to Barclays Capital.

In the Team’s view, opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the Team believes that the economic recovery continues to provide support for corporates. The Team is currently maintaining the Portfolio’s overweight in corporate issues, although its holdings remain well diversified. The Team has also reduced the Portfolio’s exposure to CMBS, following the rally.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2010	Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	5.51%	19.13%

Class B**	5.15%	18.32%

Class C	5.16%	18.35%

Advisor Class†	5.67%	19.48%

Class R †	5.41%	18.90%

Class K †	5.44%	19.06%

Class I †	5.66%	19.47%

Barclays Capital US Aggregate Bond Index	2.54%	8.30%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six- and 12-month periods ended April 30, 2010, by 0.01% and 0.01%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2010
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.32%
1 Year	19.13%	14.11%
5 Years	5.06%	4.15%
10 Years	5.69%	5.24%

Class B Shares			2.77%
1 Year	18.32%	15.32%
5 Years	4.43%	4.43%
10 Years(a)	5.26%	5.26%

Class C Shares			2.79%
1 Year	18.35%	17.35%
5 Years	4.34%	4.34%
10 Years	4.97%	4.97%

Advisor Class Shares**			3.77%
1 Year	19.48%	19.48%
5 Years	5.37%	5.37%
Since Inception†	5.79%	5.79%

Class R Shares**			3.27%
1 Year	18.90%	18.90%
5 Years	4.84%	4.84%
Since Inception†	4.55%	4.55%

Class K Shares**			3.52%
1 Year	19.06%	19.06%
5 Years	5.09%	5.09%
Since Inception†	5.04%	5.04%

Class I Shares**			3.77%
1 Year	19.47%	19.47%
5 Years	5.36%	5.36%
Since Inception†	5.32%	5.32%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.87%, 1.82%, 0.80%, 1.38%, 1.05% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, excluding interest expense, to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2010.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	15.29%
5 Years	4.02%
10 Years	5.01%

Class B Shares
1 Year	16.67%
5 Years	4.29%
10 Years(a)	5.04%

Class C Shares
1 Year	18.57%
5 Years	4.20%
10 Years	4.75%

Advisor Class Shares†
1 Year	20.83%
5 Years	5.25%
Since Inception*	5.66%

Class R Shares†
1 Year	20.26%
5 Years	4.70%
Since Inception*	4.32%

Class K Shares†
1 Year	20.53%
5 Years	4.96%
Since Inception*	4.78%

Class I Shares†
1 Year	20.95%
5 Years	5.24%
Since Inception*	5.06%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

*	Inception dates: 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on pages 3-4.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2009		Ending Account Value April 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,055.14	$1,019.89	$5.04	$4.96
Class B	$1,000	$1,000	$1,051.49	$1,016.41	$8.60	$8.45
Class C	$1,000	$1,000	$1,051.58	$1,016.41	$8.60	$8.45
Advisor Class	$1,000	$1,000	$1,056.67	$1,021.42	$3.47	$3.41
Class R	$1,000	$1,000	$1,054.07	$1,018.99	$5.96	$5.86
Class K	$1,000	$1,000	$1,054.36	$1,020.13	$4.79	$4.71
Class I	$1,000	$1,000	$1,056.63	$1,021.12	$3.77	$3.71
*	Expenses are equal to the classes’ annualized expense ratios of 0.99%, 1.69%, 1.69%, 0.68%, 1.17%, 0.94% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $570.3

*	All data are as of April 30, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 37.1%
Industrial – 20.9%
Basic – 3.3%
Alcoa, Inc. 6.75%, 7/15/18	$553	$586,449
Anglogold Ashanti Holdings PLC 5.375%, 4/15/20	630	636,943
ArcelorMittal 6.125%, 6/01/18	1,470	1,584,642
ArcelorMittal USA, Inc. 6.50%, 4/15/14	150	164,966
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	1,116	1,305,815
The Dow Chemical Co. 7.375%, 11/01/29	15	17,107
7.60%, 5/15/14	762	884,936
8.55%, 5/15/19	1,059	1,294,010
Eastman Chemical 5.50%, 11/15/19	298	312,170
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	724	811,619
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	630	685,912
8.375%, 4/01/17	725	812,906
Inco Ltd. 7.75%, 5/15/12	1,650	1,820,298
International Paper Co. 5.30%, 4/01/15	235	249,660
7.50%, 8/15/21	569	668,353
7.95%, 6/15/18	830	984,860
Packaging Corp. of America 5.75%, 8/01/13	2,710	2,914,990
PPG Industries, Inc. 5.75%, 3/15/13	1,125	1,228,740
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	1,385	1,571,859

		18,536,235

Capital Goods – 1.6%
Boeing Capital Corp. 6.50%, 2/15/12	2,555	2,794,225
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19 (a)	132	142,094
John Deere Capital Corp. 5.25%, 10/01/12	1,250	1,360,900
Lafarge SA 6.15%, 7/15/11	784	816,611

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Owens Corning, Inc. 6.50%, 12/01/16	$955	$1,037,866
Republic Services, Inc. 5.25%, 11/15/21(a)	508	517,189
5.50%, 9/15/19(a)	753	790,528
Tyco International Finance SA 6.00%, 11/15/13	195	217,705
8.50%, 1/15/19	515	653,260
United Technologies Corp. 4.875%, 5/01/15	747	819,039

		9,149,417

Communications - Media – 1.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	270	296,374
CBS Corp. 8.875%, 5/15/19	1,305	1,616,132
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	174	234,928
Comcast Corp. 5.50%, 3/15/11	313	324,995
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14	525	555,056
6.375%, 6/15/15	100	103,625
News America Holdings, Inc. 9.25%, 2/01/13	310	364,606
News America, Inc. 6.55%, 3/15/33	142	150,922
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	530	672,231
RR Donnelley & Sons Co. 4.95%, 4/01/14	85	87,635
11.25%, 2/01/19	740	945,088
Time Warner Cable, Inc. 7.50%, 4/01/14	1,055	1,224,008
Time Warner Entertainment Co. 8.375%, 3/15/23	325	407,853
WPP Finance UK 5.875%, 6/15/14	149	159,831
8.00%, 9/15/14	1,320	1,524,088

		8,667,372

Communications - Telecommunications – 2.7%
America Movil SAB de CV 5.00%, 3/30/20(a)	1,246	1,254,555
British Telecommunications PLC 5.15%, 1/15/13	770	820,146
9.125%, 12/15/10	524	549,293
Embarq Corp. 7.082%, 6/01/16	1,470	1,621,157
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	4,295	4,852,590

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Qwest Corp. 7.50%, 10/01/14	$1,085	$1,186,719
7.875%, 9/01/11	285	302,456
Telecom Italia Capital SA 6.175%, 6/18/14	1,150	1,235,438
6.375%, 11/15/33	110	102,372
7.175%, 6/18/19	515	561,474
US Cellular Corp. 6.70%, 12/15/33	1,560	1,545,436
Verizon Communications, Inc. 4.90%, 9/15/15	180	195,504
5.25%, 4/15/13	815	890,633
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	220	234,450
Vodafone Group PLC 5.50%, 6/15/11	295	309,369

		15,661,592

Consumer Cyclical - Automotive – 0.7%
Daimler Finance North America LLC 4.875%, 6/15/10	137	137,572
5.75%, 9/08/11	455	479,895
7.30%, 1/15/12	464	504,183
7.75%, 1/18/11	173	181,064
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	610	625,042
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	1,035	1,045,005
Volvo Treasury AB 5.95%, 4/01/15(a)	1,196	1,238,464

		4,211,225

Consumer Cyclical - Entertainment – 0.7%
Time Warner, Inc. 6.875%, 5/01/12	975	1,072,918
7.625%, 4/15/31	1,285	1,493,219
Viacom, Inc. 5.625%, 9/15/19	1,230	1,301,819

		3,867,956

Consumer Cyclical - Other – 0.5%
Marriott International, Inc/DE Series J 5.625%, 2/15/13	1,370	1,460,921
MDC Holdings, Inc. 5.50%, 5/15/13	1,155	1,195,844
Toll Brothers Finance Corp. 5.15%, 5/15/15	35	35,174
6.875%, 11/15/12	9	9,689

		2,701,628

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.8%
CVS Caremark Corp. 6.60%, 3/15/19	$605	$690,310
Lowe's Cos, Inc. 5.00%, 10/15/15	2,775	3,062,576
Wal-Mart Stores, Inc. 4.25%, 4/15/13	640	684,732

		4,437,618

Consumer Non-Cyclical – 4.7%
Ahold Finance USA LLC 6.875%, 5/01/29	1,275	1,422,076
Altria Group, Inc. 9.70%, 11/10/18	765	962,057
Baxter FinCo BV 4.75%, 10/15/10	1,285	1,310,470
Bottling Group LLC 6.95%, 3/15/14	1,085	1,263,409
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	130	135,101
5.875%, 5/15/13	965	1,033,011
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	310	334,106
Campbell Soup Co. 6.75%, 2/15/11	1,030	1,080,359
ConAgra Foods, Inc. 5.819%, 6/15/17	2,005	2,195,631
7.875%, 9/15/10	13	13,329
Delhaize Group SA 5.875%, 2/01/14	335	369,901
Diageo Capital PLC 7.375%, 1/15/14	1,100	1,284,510
Fisher Scientific International, Inc. 6.125%, 7/01/15	36	37,350
Fortune Brands, Inc. 3.00%, 6/01/12	810	817,835
4.875%, 12/01/13	667	697,951
Kraft Foods, Inc. 6.25%, 6/01/12	2,340	2,564,032
The Kroger Co. 6.80%, 12/15/18	487	554,271
Pepsico, Inc. 4.65%, 2/15/13	1,170	1,263,180
Pfizer, Inc. 5.35%, 3/15/15	1,235	1,373,592
The Procter & Gamble Co. 4.70%, 2/15/19	1,226	1,280,806
Reynolds American, Inc. 7.25%, 6/01/13	1,520	1,692,169
Safeway, Inc. 6.50%, 3/01/11	82	85,674

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Universal Health Services, Inc. 7.125%, 6/30/16	$970	$1,058,607
Whirlpool Corp. 8.60%, 5/01/14	155	181,415
Wyeth 5.50%, 2/01/14	3,673	4,074,609

		27,085,451

Energy – 1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16	1,276	1,416,442
6.45%, 9/15/36	401	416,560
Apache Corp. 5.25%, 4/15/13	685	746,580
Baker Hughes, Inc. 6.50%, 11/15/13	610	700,756
Canadian Natural Resources Ltd. 5.15%, 2/01/13	435	468,323
Hess Corp. 7.875%, 10/01/29	98	119,664
8.125%, 2/15/19	394	489,781
Marathon Oil Corp. 7.50%, 2/15/19	413	491,555
Nabors Industries, Inc. 9.25%, 1/15/19	1,275	1,612,878
Noble Energy, Inc. 8.25%, 3/01/19	1,232	1,516,666
Valero Energy Corp. 6.125%, 2/01/20	541	561,826
Weatherford International Ltd. 5.15%, 3/15/13	560	596,322
6.00%, 3/15/18	215	230,467
9.625%, 3/01/19	605	782,443
Williams Cos., Inc. 7.875%, 9/01/21	598	715,834

		10,866,097

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	1,099	1,137,465

Technology – 1.8%
Cisco Systems, Inc. 5.25%, 2/22/11	2,540	2,633,703
Computer Sciences Corp. 5.50%, 3/15/13	805	868,597
Dell, Inc. 5.625%, 4/15/14	765	850,174
Electronic Data Systems LLC Series B 6.00%, 8/01/13	1,847	2,072,090

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Motorola, Inc. 6.50%, 9/01/25	$855	$867,516
7.50%, 5/15/25	30	33,222
7.625%, 11/15/10	28	28,903
Oracle Corp. 5.00%, 1/15/11	900	927,500
5.25%, 1/15/16	280	311,167
Xerox Corp. 7.625%, 6/15/13	60	61,508
8.25%, 5/15/14	1,250	1,464,009

		10,118,389

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	730	762,298
5.75%, 12/15/16	490	506,436

		1,268,734

Transportation - Services – 0.3%
Con-way, Inc. 6.70%, 5/01/34	923	862,681
Ryder System, Inc. 5.85%, 11/01/16	383	408,205
7.20%, 9/01/15	369	420,549

		1,691,435

		119,400,614

Financial Institutions – 12.1%
Banking – 5.9%
American Express Co. 7.25%, 5/20/14	735	841,057
8.125%, 5/20/19	1,285	1,573,856
ANZ National International Ltd. 6.20%, 7/19/13(a)	635	705,866
Bank of America Corp. 5.375%, 9/11/12	1,520	1,615,879
7.375%, 5/15/14	1,050	1,182,661
7.625%, 6/01/19	1,305	1,489,681
Bank of Tokyo-Mitsubishi UFJ Ltd./ New York NY 7.40%, 6/15/11	100	106,547
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	339	344,085
The Bear Stearns Co., Inc. 5.55%, 1/22/17	315	329,079
5.70%, 11/15/14	1,655	1,815,992
Citigroup, Inc. 5.50%, 4/11/13	520	549,130
6.50%, 8/19/13	1,015	1,097,993
8.50%, 5/22/19	2,190	2,585,356
Compass Bank 5.50%, 4/01/20	1,774	1,682,714

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Financial Corp. 6.25%, 5/15/16	$62	$64,439
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	4	4,099
Credit Suisse USA, Inc. 5.50%, 8/15/13	464	510,344
The Goldman Sachs Group, Inc. 7.50%, 2/15/19	990	1,099,203
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	430	431,081
Marshall & Ilsley Bank 4.85%, 6/16/15	180	169,661
5.00%, 1/17/17	1,695	1,585,501
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	586	606,247
Morgan Stanley 5.625%, 1/09/12	1,310	1,381,481
6.60%, 4/01/12	855	925,202
6.625%, 4/01/18	1,345	1,426,034
National Australia Bank Ltd. 3.75%, 3/02/15(a)	1,005	1,026,292
National Capital Trust II 5.486%, 3/23/15(a)(b)	372	343,917
National City Bank of Cleveland Ohio 6.25%, 3/15/11	1,515	1,575,926
Nationwide Building Society 6.25%, 2/25/20(a)	1,415	1,476,913
SouthTrust Corp. 5.80%, 6/15/14	1,470	1,575,278
UFJ Finance Aruba AEC 6.75%, 7/15/13	172	192,982
Union Bank of California 5.95%, 5/11/16	1,580	1,672,795
Wachovia Corp. 5.50%, 5/01/13	1,445	1,571,232

		33,558,523

Finance – 1.1%
General Electric Capital Corp. 4.80%, 5/01/13	2,960	3,168,002
HSBC Finance Corp. 7.00%, 5/15/12	845	923,938
SLM Corp. Series A 5.375%, 1/15/13 – 5/15/14	1,960	1,885,001

		5,976,941

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 3.7%
Aetna, Inc. 6.00%, 6/15/16	$435	$482,891
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	650	708,769
The Allstate Corp. 6.125%, 5/15/37(b)	1,520	1,428,800
Assurant, Inc. 5.625%, 2/15/14	92	97,127
Coventry Health Care, Inc. 5.95%, 3/15/17	295	287,655
6.125%, 1/15/15	115	117,261
6.30%, 8/15/14	900	948,369
Genworth Financial, Inc. 6.515%, 5/22/18	1,395	1,406,997
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	700	796,910
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	280	279,131
5.50%, 3/30/20	1,320	1,311,283
Humana, Inc. 6.30%, 8/01/18	361	377,215
6.45%, 6/01/16	130	138,525
7.20%, 6/15/18	825	910,041
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	167	173,780
Lincoln National Corp. 8.75%, 7/01/19	361	450,323
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	710	948,762
MetLife, Inc. 7.717%, 2/15/19	358	423,983
10.75%, 8/01/39	465	599,084
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	1,190	1,423,463
Principal Financial Group, Inc. 7.875%, 5/15/14	1,020	1,159,970
Prudential Financial, Inc. 5.15%, 1/15/13	905	963,311
6.20%, 1/15/15	145	161,189
8.875%, 6/15/38	570	641,250
Series D 7.375%, 6/15/19	110	129,563
UnitedHealth Group, Inc. 4.875%, 3/15/15	1,855	1,957,839
5.25%, 3/15/11	1,390	1,438,692
Wellpoint, Inc. 5.875%, 6/15/17	120	130,209
7.00%, 2/15/19	290	333,889
XL Capital Ltd. 5.25%, 9/15/14	824	861,321

		21,087,602

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
Orix Corp. 4.71%, 4/27/15	$1,345	$1,343,155

REITS – 1.2%
HCP, Inc. 5.95%, 9/15/11	1,550	1,625,179
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	845	862,894
8.125%, 5/01/11	1,450	1,534,944
Nationwide Health Properties, Inc. 6.50%, 7/15/11	1,515	1,561,024
Simon Property Group LP 5.625%, 8/15/14	1,169	1,260,085

		6,844,126

		68,810,347

Utility – 2.8%
Electric – 1.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	1,415	1,403,673
Ameren Corp. 8.875%, 5/15/14	770	899,275
American Transmission Systems 5.25%, 1/15/22(a)	385	394,754
Carolina Power & Light Co. 6.50%, 7/15/12	345	379,905
FirstEnergy Corp. Series B 6.45%, 11/15/11	126	133,654
Series C 7.375%, 11/15/31	279	297,681
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	162	177,362
Nisource Finance Corp. 6.80%, 1/15/19	1,465	1,637,080
7.875%, 11/15/10	154	159,464
Progress Energy, Inc. 7.10%, 3/01/11	2,324	2,436,249
Public Service Company of Colorado Series 10 7.875%, 10/01/12	176	202,512
The Southern Co. Series A 5.30%, 1/15/12	468	498,228
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	283	307,300
Teco Finance, Inc. 4.00%, 3/15/16	310	310,937
5.15%, 3/15/20	380	380,237
Union Electric Co. 6.70%, 2/01/19	140	159,209
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	140	134,925

		9,912,445

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Natural Gas – 0.9%
DCP Midstream LLC 5.35%, 3/15/20(a)	$396	$406,319
Duke Energy Field Services Corp. 7.875%, 8/16/10	94	95,840
Energy Transfer Partners LP 6.70%, 7/01/18	886	991,455
7.50%, 7/01/38	909	1,061,250
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	157	171,879
EQT Corp. 8.125%, 6/01/19	234	283,729
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	1,670	1,605,942
Williams Partners LP 5.25%, 3/15/20(a)	733	753,927

		5,370,341

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	935	1,011,918

		16,294,704

Non Corporate Sectors – 1.3%
Agencies - Not Government Guaranteed – 1.3%
Gaz Capital SA 6.212%, 11/22/16(a)	3,215	3,279,300
Petrobras International Finance 5.75%, 1/20/20	2,190	2,224,304
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	1,425	1,688,625

		7,192,229

Total Corporates – Investment Grades (cost $196,145,294)		211,697,894

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 19.0%
Canada – 2.9%
Canadian Government Bond 3.00%, 6/01/14	CAD	17,065	$16,918,004

United States – 16.1%
U.S. Treasury Bonds 4.50%, 2/15/36		$11,764	11,826,289
4.75%, 2/15/37		1,660	1,732,107
U.S. Treasury Notes 1.75%, 11/15/11		12,155	12,347,597
2.25%, 1/31/15		15,970	15,910,511
2.375%, 8/31/14		17,195	17,353,521
3.375%, 11/15/19		13,585	13,301,631
3.75%, 11/15/18		18,847	19,252,215

			91,723,871

Total Governments – Treasuries (cost $108,673,275)			108,641,875

MORTGAGE PASS-THRUS – 16.0%
Agency Fixed Rate 30-Year – 13.5%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35 – 11/01/35		2,024	2,056,301
5.50%, 1/01/35		2,081	2,207,429
Series 2007 4.50%, 1/01/37		11,628	11,826,556
5.50%, 7/01/35		291	309,162
Series 2008 5.50%, 4/01/38		1,460	1,543,738
Federal National Mortgage Association 5.50%, 1/01/35(l)		6,925	7,337,326
6.00%, TBA		4,810	5,135,425
Series 2003 5.00%, 11/01/33		325	339,288
5.50%, 4/01/33 – 7/01/33		2,673	2,836,901
Series 2004 5.50%, 4/01/34 – 11/01/34		1,376	1,459,541
6.00%, 9/01/34		511	551,384
Series 2005 4.50%, 8/01/35		1,023	1,041,028
5.50%, 2/01/35		1,017	1,079,377
Series 2006 5.00%, 2/01/36		914	951,165
5.50%, 4/01/36		2,588	2,735,724
6.00%, 2/01/36		3,448	3,718,977
Series 2007 4.50%, 9/01/35		768	785,906
5.00%, 11/01/35 – 7/01/36		10,761	11,200,064
5.50%, 8/01/37		8,544	9,068,399
Series 2008 6.00%, 3/01/37		9,638	10,313,366

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 1990 9.00%, 12/15/19	$0	$148
Series 1999 8.15%, 9/15/20	199	224,050

		76,721,255

Agency ARMS – 2.2%
Federal Home Loan Mortgage Corp. Series 2006 2.816%, 3/01/34(b)	543	567,686
5.93%, 1/01/37(c)	196	206,128
Series 2007 5.698%, 1/01/37(c)	2,923	3,070,883
5.743%, 3/01/37(c)	2,306	2,445,157
Series 2009 3.932%, 4/01/36(b)	2,618	2,756,096
Federal National Mortgage Association Series 2007 4.718%, 3/01/34(b)	2,360	2,487,277
4.763%, 8/01/37(b)	886	934,451

		12,467,678

Agency Fixed Rate 15-Year – 0.3%
Government National Mortgage Association Series 1997 8.00%, 3/15/12	324	325,017
Series 2001 7.50%, 12/15/14	1,409	1,488,073

		1,813,090

Total Mortgage Pass-Thru’s (cost $86,438,409)		91,002,023

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.7%
Non-Agency Fixed Rate CMBS – 8.7%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2007-PW18, Class A4 5.70%, 6/11/50	2,315	2,302,133
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.298%, 12/10/49	2,890	2,963,102
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	2,130	2,078,412
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.019%, 6/15/38	2,850	2,941,394
Series 2006-C5, Class A3 5.311%, 12/15/39	1,600	1,580,317

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.478%, 4/10/37	$775	$666,078
Series 2007-GG11, Class A4 5.736%, 12/10/49	420	417,945
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,820	1,826,592
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44(b)	1,455	1,507,879
Series 2006-CB15, Class A4 5.814%, 6/12/43	2,335	2,451,380
Series 2006-CB16, Class A4 5.552%, 5/12/45	1,810	1,853,676
Series 2007-C1, Class A4 5.716%, 2/15/51	2,965	2,895,504
Series 2007-LD11, Class A4 6.006%, 6/15/49	300	294,783
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39	3,360	3,427,538
Series 2007-C1, Class A4 5.424%, 2/15/40	2,275	2,247,569
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.104%, 6/12/46	220	232,962
Series 2006-4, Class AM 5.204%, 12/12/49	940	818,865
Series 2007-9, Class A4 5.70%, 9/12/49	2,940	2,911,380
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	2,910	2,766,414
Series 2007-IQ13, Class A4 5.364%, 3/15/44	1,640	1,614,622
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.342%, 11/01/31(a)(d)	36,194	492,121
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	2,885	2,985,898
Series 2006-C28, Class A4 5.572%, 10/15/48	2,990	2,987,953
Series 2007-C31, Class A4 5.509%, 4/15/47	2,925	2,806,118
Series 2007-C32, Class A3 5.929%, 6/15/49	2,435	2,358,497

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Total Commercial Mortgage-Backed Securities (cost $48,178,757)		$49,429,132

CORPORATES - NON-INVESTMENT GRADES – 4.3%
Industrial – 2.6%
Basic – 0.7%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	$110	97,900
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	545	593,396
Stora Enso Oyj 7.375%, 5/15/11	1,475	1,527,529
United States Steel Corp. 6.05%, 6/01/17	1,625	1,604,687
Westvaco Corp. 8.20%, 1/15/30	85	94,975

		3,918,487

Capital Goods – 0.7%
Case New Holland, Inc. 7.125%, 3/01/14	280	286,300
Masco Corp. 6.125%, 10/03/16	1,715	1,753,714
Mohawk Industries, Inc. 6.875%, 1/15/16	1,555	1,648,300
Textron Financial Corp. 4.60%, 5/03/10	105	105,000
5.40%, 4/28/13	208	216,585

		4,009,899

Communications - Media – 0.2%
CCO Holdings LLC/ CCO Holdings Capital Corp. 7.875%, 4/30/18(a)	189	192,308
8.125%, 4/30/20(a)	64	65,440
Clear Channel Communications, Inc. 5.50%, 9/15/14	275	180,125
CSC Holdings LLC 8.50%, 4/15/14(a)	430	461,175
Univision Communications, Inc. 12.00%, 7/01/14(a)	131	144,755

		1,043,803

Communications - Telecommunications – 0.1%
Cricket Communications, Inc. 7.75%, 5/15/16	250	259,375
Qwest Communications International, Inc. 7.50%, 2/15/14	60	61,050
Series B 7.50%, 2/15/14	35	35,613
Windstream Corp. 7.875%, 11/01/17	390	387,075

		$743,113

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Goodyear Tire & Rubber Co./The 9.00%, 7/01/15		$545	569,525

Consumer Cyclical - Other – 0.3%
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		1,430	1,555,125

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17		203	211,120

Consumer Non-Cyclical – 0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		490	517,562
HCA, Inc. 8.50%, 4/15/19(a)		680	747,150

			1,264,712

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		630	592,200

Technology – 0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		555	577,200

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 071A 6.636%, 7/02/22		587	556,263

			15,041,447

Financial Institutions – 1.2%
Banking – 0.8%
ABN Amro Bank NV 4.31%, 3/10/49(b)	EUR	340	328,203
BankAmerica Capital II Series 2 8.00%, 12/15/26		$415	416,556
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(b)(e)	EUR	200	169,094
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		$1,995	1,715,700
RBS Capital Trust III 5.512%, 9/30/14(b)		358	218,380
Regions Financial Corp. 6.375%, 5/15/12		615	622,153
Union Planters Corp. 7.75%, 3/01/11		1,002	1,023,400

			4,493,486

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(e)	$520	$114,400
6.20%, 9/26/14(e)	615	135,300
7.875%, 11/01/09(e)	1,476	324,720
Series G 4.80%, 3/13/14(e)	79	17,380

		591,800

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14	175	160,156

Insurance – 0.3%
ING Capital Funding Trust III 8.439%, 12/31/10(b)	825	781,687
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	165	152,625
XL Capital Ltd. Series E 6.50%, 4/15/17(b)	805	660,100

		1,594,412

		6,839,854

Utility – 0.5%
Electric – 0.5%
The AES Corp. 7.75%, 3/01/14 – 10/15/15	550	560,162
CMS Energy Corp. 8.75%, 6/15/19	490	560,825
Dynegy Holdings, Inc. 8.375%, 5/01/16	645	567,600
Edison Mission Energy 7.00%, 5/15/17	100	72,875
NRG Energy, Inc. 7.25%, 2/01/14	685	694,419
7.375%, 2/01/16	90	89,100
RRI Energy, Inc. 7.625%, 6/15/14	315	313,031

		2,858,012

Total Corporates – Non-Investment Grades (cost $24,623,463)		24,739,313

ASSET-BACKED SECURITIES – 3.0%
Credit Cards - Floating Rate – 2.4%
Citibank Omni Master Trust Series 2009-A14A, Class A14 3.004%, 8/15/18(a)(c) +	13,000	13,642,233

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.3%
DB Master Finance LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	$1,495	$1,465,764

Home Equity Loans - Floating Rate – 0.2%
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.516%, 1/20/35(c)	154	139,948
Series 2007-1, Class M1 0.636%, 3/20/36(c)	1,250	572,967
Series 2007-2, Class M1 0.566%, 7/20/36(c)	600	208,580
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 0.653%, 1/25/36(c)	205	76,335
Lehman XS Trust Series 2005-5N, Class M2 0.913%, 11/25/35(c)(f)	764	1,137
Series 2006-18N, Class M2 0.673%, 12/25/36(c)(f)	2,879	2,325
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.393%, 4/25/37(c)	314	224,042

		1,225,334

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.371%, 12/25/32	124	96,014
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	105	92,736
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	424	193,141
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	264	233,966
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(g)(h)	18	0

		615,857

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.363%, 2/25/47(c)(g)	800	4,000

Total Asset-Backed Securities (cost $22,381,181)		16,953,188

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.1%
Industrial – 1.7%
Basic – 0.2%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)	$63	$60,100
Ineos US Finance LLC 7.50%, 12/16/13(c)	259	256,988
8.00%, 12/16/14(c)	259	258,284
John Maneely Co. 3.55%, 12/09/13(c)	405	388,788
Univar, Inc. 3.27%, 10/10/14(c)	421	411,772

		1,375,932

Capital Goods – 0.1%
Building Materials Corp. of America 3.06%, 2/22/14(c)	488	479,945
Sequa Corp. 3.48%-3.55%, 12/03/14(c)	278	258,111

		738,056

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.79%, 7/03/14(c)	481	431,492
Clear Channel Communications, Inc. 3.92%, 1/29/16(c)	169	140,880
SuperMedia, Inc (fka Idearc Inc.) 11.00%, 12/31/15(c)	353	329,737
Univision Communications, Inc. 2.54%, 9/29/14(c)	500	455,080

		1,357,189

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 3.26%-3.31%, 12/15/13(c)	494	476,591

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Co., Inc. 3.315%, 1/28/15(c)	400	352,373
Las Vegas Sands LLC 2.05%, 5/23/14(c)	391	368,242

		720,615

Consumer Cyclical - Retailers – 0.2%
Burlington Coat Factory Warehouse Corp. 2.51%-4.50%, 5/28/13(c)	276	263,947
Neiman Marcus Group, Inc. 2.25%, 4/06/13(c)	832	794,855

		1,058,802

Consumer Non-Cyclical – 0.0%
CHS/Community Health Systems, Inc. 2.50%, 7/25/14(c)	350	339,687

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Infrastrux Group, Inc. 8.00%, 11/03/12(c)(i)	$464	$462,016

Services – 0.3%
Aveta, Inc. 8.00%, 4/14/15(c)	250	246,562
Sabre, Inc. 2.27%-2.34%, 9/30/14(c)	495	469,748
ServiceMaster Co./The 2.75%-2.78%, 7/24/14(c)	60	58,029
2.78%, 7/24/14(c)	6	5,779
Travelport LLC 2.79%, 8/23/13(c)	731	710,788

		1,490,906

Technology – 0.3%
Avaya, Inc. 3.00%, 10/24/14(c)	347	317,935
First Data Corp. 3.03%-3.04%, 9/24/14(c)	975	876,681
Sungard Data Systems, Inc. 2.00%, 2/28/14(c)	25	24,208
3.87%-3.89%, 2/28/16(c)	359	356,958

		1,575,782

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. 3.55%, 4/30/14(c)	396	370,047

		9,965,623

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. 2.81%, 11/01/13(c)	513	494,041
4.81%, 5/01/14(c)	852	770,825
Texas Competitive Electric Holdings Co. LLC 3.75%-3.79%, 10/10/14(c)	481	391,330

		1,656,196

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 13.00%, 1/20/12(c)	441	455,588
International Lease Finance Corp. (Delos Aircraft, Inc.) 6.75%, 3/17/15(c)	81	82,301
7.00%, 3/17/16(c)	59	59,935

		597,824

Total Bank Loans (cost $12,001,110)		12,219,643

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGENCIES – 1.8%
Agency Debentures – 1.8%
Federal National Mortgage Association 6.25%, 5/15/29 (cost $11,038,233)	$8,610	$10,079,098

CMOS – 1.8%
Non-Agency ARMS – 0.8%
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.487%, 1/25/47(b)	2,115	1,331,025
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.137%, 5/25/35(b)	2,095	1,926,238
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)	523	371,109
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.803%, 5/25/36(b)	1,597	1,033,847

		4,662,219

Non-Agency Fixed Rate – 0.5%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.049%, 7/25/36	1,757	1,160,721
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32	2,151	1,259,310
Series 2003-6A, Class B3 2.793%, 3/25/33	913	80,999

		2,501,030

Non-Agency Floating Rate – 0.4%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.463%, 12/25/35(c)	155	91,698
Series 2006-OA14, Class 3A1 1.313%, 11/25/46(c)	2,435	1,109,704
Series 2007-OA3, Class M1 0.573%, 4/25/47(c)(f)	180	646
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 1.163%, 2/25/47(c)	1,984	1,094,924

		2,296,972

Agency Floating Rate – 0.1%
Government National Mortgage Association Series 2006-39, Class IO 0.865%, 7/16/46(b)(d)	20,316	508,537

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.465%, 5/28/35	$65	$60,809

Total CMOs (cost $17,095,373)		10,029,567

GOVERNMENTS - SOVEREIGN AGENCIES – 1.3%
United Kingdom – 1.3%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(a)	4,495	4,517,237
2.625%, 5/11/12(a)	2,780	2,843,178

Total Governments - Sovereign Agencies (cost $7,272,186)		7,360,415

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $5,700,648)	5,474	5,925,934

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.1%
Kazmunaigaz Finance Sub BV 7.00%, 5/05/20(a)(l)	790	803,825

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	1,385	1,424,715

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	2,180	2,485,200

Total Quasi-Sovereigns (cost $4,353,822)		4,713,740

GOVERNMENTS - SOVEREIGN BONDS – 0.8%
Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(a)	1,435	1,548,618

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(a)	1,435	1,549,923

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.2%
Republic of Peru 8.375%, 5/03/16		$730	$894,250
9.875%, 2/06/15		385	487,025

			1,381,275

Poland – 0.0%
Poland Government International Bond 6.375%, 7/15/19		200	217,500

Total Governments - Sovereign Bonds (cost $4,214,628)			4,697,316

SUPRANATIONALS – 0.7%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12(j)	BRL	3,890	2,195,923
European Investment Bank 5.125%, 5/30/17		$1,490	1,656,406

Total Supranationals (cost $3,751,049)			3,852,329

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California ST 7.625%, 3/01/40 (cost $1,383,611)		1,355	1,505,744

	Shares

PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50%	23,000	599,150

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(b)	22,200	35,742
Federal National Mortgage Association 8.25%(b)	32,900	48,034

		83,776

Total Preferred Stocks (cost $1,952,500)		682,926

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $463,425)	$465	$520,800

	Shares
SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(k) (cost $24,056,351)	24,056,351	24,056,351

Total Investments – 103.1% (cost $579,723,315)		588,107,288
Other assets less liabilities – (3.1)%		(17,820,446

Net Assets – 100.0%		$570,286,842

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond 30 Yr Futures	24	June 2010	$2,757,727	$2,857,500	$99,773
U.S. T-Note 10 Yr Futures	37	June 2010	4,294,338	4,362,531	68,193
U.S. T-Note 5 Yr Futures	210	June 2010	24,182,797	24,330,469	147,672

					$315,638

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/18/10	12,226	$11,241,324	$11,254,844	$13,520
Euro settling 6/16/10	9,031	12,160,458	12,025,673	(134,785)
Malaysian Ringgit settling 5/17/10	9,109	2,850,910	2,858,259	7,349
New Zealand Dollar settling 5/25/10	1,721	1,202,571	1,249,240	46,669
Norwegian Krone settling 6/30/10	97,453	16,461,911	16,475,391	13,480
South Korean Won settling 7/29/10	12,686,223	11,376,248	11,419,115	42,867

Sale Contracts:
Canadian Dollar settling 5/20/10	17,367	17,399,793	17,097,266	302,527
Euro settling 6/16/10	19,050	25,742,222	25,367,227	374,995
Euro settling 6/16/10	731	986,677	973,302	13,375
Euro settling 6/16/10	1,754	2,345,582	2,335,078	10,504
Japanese Yen settling 5/12/10	467,220	5,175,235	4,974,094	201,141
Japanese Yen settling 5/12/10	14,358	158,643	152,854	5,789
Japanese Yen settling 5/12/10	585,111	6,275,124	6,229,180	45,944
Japanese Yen settling 5/12/10	257,097	2,754,406	2,737,095	17,311
New Zealand Dollar settling 5/25/10	1,721	1,207,579	1,249,240	(41,661)
Swiss Franc settling 6/08/10	6,073	5,675,363	5,646,238	29,125

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
JP Morgan Chase	0.00%	5/12/10	$2,256,200

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate market value of these securities amounted to $58,375,171 or 10.2% of net assets.
(b)	Variable rate coupon, rate shown as of April 30, 2010.

(c)	Floating Rate Security. Stated interest rate was in effect at April 30, 2010.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

(d)	IO – Interest Only

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.0% of net assets as of April 30, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.363%, 2/25/47	5/25/2007	$781,709	$4,000	0.00%
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	17,607	– 0 –	0.00%

(h)	Fair valued.

(i)	Pay-In-Kind Payments (PIK).

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $2,195,923.

(k)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2010, the fund’s total exposure to subprime investments was 1.41% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

(l)	When issued or delayed delivery security.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of this security amounted to $13,642,233.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro Dollar

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $555,666,964)	$564,050,937
Affiliated issuers (cost $24,056,351)	24,056,351
Cash	257,766	(a)
Receivable for investment securities sold	11,025,461
Interest and dividends receivable	6,814,119
Unrealized appreciation of forward currency exchange contracts	1,124,596
Receivable for capital stock sold	1,014,805
Receivable for variation margin on futures contracts	106,500
Other assets (see Note F)	279,390

Total assets	608,729,925

Liabilities
Payable for investment securities purchased	21,047,851
TALF loan payable	11,700,000
Payable for reverse repurchase agreements	2,256,200
Payable for capital stock redeemed	1,835,366
Dividends payable	753,579
Distribution fee payable	179,366
Unrealized depreciation of forward currency exchange contracts	176,446
Advisory fee payable	122,135
Transfer Agent fee payable	53,455
Administrative fee payable	23,750
Interest expense payable	7,238
Accrued expenses and other liabilities	287,697

Total liabilities	38,443,083

Net Assets	$570,286,842

Composition of Net Assets
Capital stock, at par	$53,720
Additional paid-in capital	643,215,773
Undistributed net investment income	2,327,586
Accumulated net realized loss on investment and foreign currency transactions	(84,958,036)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	9,647,799

	$570,286,842

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$410,347,878	38,648,552	$10.62	*
B	$17,917,538	1,687,445	$10.62
C	$62,535,626	5,901,046	$10.60
Advisor	$73,776,145	6,945,953	$10.62
R	$411,192	38,728	$10.62
K	$4,358,973	410,277	$10.62
I	$939,490	88,372	$10.63

(a)	An amount of $254,300 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2010.
*	The maximum offering price per share for Class A shares was $11.09 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2010 (unaudited)

Investment Income
Interest	$14,081,641
Dividends—Affiliated issuers	14,774	$14,096,415

Expenses
Advisory fee (see Note B)	1,280,704
Distribution fee—Class A	618,174
Distribution fee—Class B	101,107
Distribution fee—Class C	312,414
Distribution fee—Class R	631
Distribution fee—Class K	5,498
Transfer agency—Class A	365,978
Transfer agency—Class B	23,767
Transfer agency—Class C	59,627
Transfer agency—Advisor Class	59,854
Transfer agency—Class R	328
Transfer agency—Class K	4,398
Transfer agency—Class I	1,381
Custodian	107,401
Registration fees	56,793
Printing	43,681
Administrative	40,899
Audit	33,067
Directors’ fees	27,371
Legal	24,223
Miscellaneous	15,667

Total expenses before interest expense	3,182,963
Interest expense	318,705

Total expenses	3,501,668
Less: expenses waived and reimbursed by the Adviser (see Note B)	(579,834)

Net expenses		2,921,834

Net investment income		11,174,581

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		3,186,563
Futures contracts		192,981
Swap contracts		629,826
Foreign currency transactions		1,765,496
Net change in unrealized appreciation/depreciation of:
Investments		11,942,484
Futures contracts		189,163
Swap contracts		(472,853)
Foreign currency denominated assets and liabilities		1,499,713

Net gain on investment and foreign currency transactions		18,933,373

Net Increase in Net Assets from Operations		$30,107,954

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009
Increase in Net Assets from Operations
Net investment income	$11,174,581	$24,007,755
Net realized gain on investment and foreign currency transactions	5,774,866	2,831,487
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,158,507	81,472,766

Net increase in net assets from operations	30,107,954	108,312,008
Dividends to Shareholders from
Net investment income
Class A	(8,809,550)	(18,563,671)
Class B	(361,413)	(1,119,457)
Class C	(1,119,623)	(2,345,361)
Advisor Class	(1,539,251)	(2,300,654)
Class R	(5,098)	(4,703)
Class K	(95,013)	(197,149)
Class I	(53,334)	(237,237)
Capital Stock Transactions
Net increase (decrease)	(22,844,488)	5,659,014
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	168,359	3,266

Total increase (decrease)	(4,551,457)	89,206,056
Net Assets
Beginning of period	574,838,299	485,632,243

End of period (including undistributed net investment income of $2,327,586 and $3,136,287, respectively)	$570,286,842	$574,838,299

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

STATEMENT OF CHANGES IN NET ASSETS

NOTES TO FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Multi-Asset Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Multi-Asset Inflation Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Intermediate Bond Portfolio. The Corporate Bond Portfolio, formerly a series of the Fund, ceased operations on January 25, 2008 and the U.S. Government Portfolio, formerly a series of the Fund, was acquired by the Intermediate Bond Portfolio and ceased operations on November 2, 2007. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolio recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.5). As of April 30, 2010, the Portfolio did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

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Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates—Investment Grades	$—	$210,992,028	$705,866	$211,697,894
Governments—Treasuries	—	108,641,875	—	108,641,875
Mortgage Pass-Thru’s	—	91,002,023	—	91,002,023
Commercial Mortgage-Backed Securities	—	36,055,421	13,373,711	49,429,132
Corporates—Non-Investment Grades	—	24,183,050	556,263	24,739,313
Asset-Backed Securities	—	13,642,233	3,310,955	16,953,188
Bank Loans	—	—	12,219,643	12,219,643
Agencies	—	10,079,098	—	10,079,098
CMOs	—	569,346	9,460,221	10,029,567
Governments—Sovereign Agencies	—	7,360,415	—	7,360,415
Inflation-Linked Securities	—	5,925,934	—	5,925,934
Quasi-Sovereigns	—	3,909,915	803,825	4,713,740
Governments—Sovereign Bonds	—	4,697,316	—	4,697,316
Supranationals	—	1,656,406	2,195,923	3,852,329
Local Governments—Municipal Bonds	—	1,505,744	—	1,505,744
Preferred Stocks	—	682,926	—	682,926
Emerging Markets—Corporate Bonds	—	520,800	—	520,800
Short-Term Investments	24,056,351	—	—	24,056,351

Total Investments in Securities	24,056,351	521,424,530	42,626,407	588,107,288
Other Financial Instruments* :
Assets	315,638	1,124,596	—	1,440,234
Liabilities	—	(176,446)	—	(176,446)
TALF Loans	—	—	(11,700,000)	(11,700,000)

Total	$24,371,989	$522,372,680	$30,926,407	$577,671,076

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Investment Grades	Governments - Treasuries	Commercial Mortgage- Backed Securities
Balance as of 10/31/09	$7,550,375	$6,105,072	$6,154,540
Accrued discounts/premiums	56	(32,106)	18,717
Realized gain (loss)	—	761,030	(8,327)
Change in unrealized appreciation/depreciation	13,939	(602,150)	1,147,851
Net purchases (sales)	—	(6,231,846)	2,199,887
Net transfers in and/or out of Level 3	(6,858,504)	—	3,861,043

Balance as of 4/30/10	$705,866	$—	$13,373,711

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$13,939	$—	$1,109,411

	Corporates - Non- Investment Grades	Asset-Backed Securities	Bank Loans
Balance as of 10/31/09	$1,060,017	$3,145,983	$14,004,197
Accrued discounts/premiums	445	183	132,079
Realized gain (loss)	257	(844)	51,003
Change in unrealized appreciation/depreciation	55,587	717,434	790,194
Net purchases (sales)	(13,680)	(551,801)	(2,757,830)
Net transfers in and/or out of Level 3	(546,363)	—	—

Balance as of 4/30/10	$556,263	$3,310,955	$12,219,643

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$55,587	$716,895	$707,567

	CMOs	Quasi- Sovereigns	Governments - Sovereign Bonds
Balance as of 10/31/09	$9,804,861	$4,717,250	$2,593,444
Accrued discounts/premiums	(719)	1,276	—
Realized gain (loss)	37	120,448	—
Change in unrealized appreciation/depreciation	1,322,687	(28,694)	—
Net purchases (sales)	(1,666,645)	(815,080)	—
Net transfers in and/or out of Level 3	—	(3,191,375)	(2,593,444)

Balance as of 4/30/10	$9,460,221	$803,825	$—

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$970,302	$27,705	$—

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Notes to Financial Statements

	Supranationals	TALF Loans	Total
Balance as of 10/31/09	$—	$(35,470,029)	$19,665,710
Accrued discounts/premiums	80	—	120,011
Realized gain (loss)	—	—	923,604
Change in unrealized appreciation/depreciation	(27,782)	—	3,389,066
Net purchases (sales)	2,223,625	23,770,029	16,156,659
Net transfers in and/or out of Level 3	—	—	(9,328,643)

Balance as of 4/30/10	$2,195,923	$(11,700,000)	$30,926,407

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$(27,782)	$—	$3,573,624

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective November 5, 2007, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 29, 2011 and then may be extended by the Adviser for additional one year terms. Prior to November 5, 2007, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class,

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Class R, Class K and Class I shares, respectively. For the six months ended April 30, 2010, such reimbursement amounted to $579,834.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2010, such fee amounted to $40,899.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $287,893 for the six months ended April 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $132,334 from the sale of Class A shares and received $3,352, $6,569 and $303 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2010.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2010 is as follows:

Market Value October 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2010 (000)	Dividend Income (000)
$ 45,262	$78,037	$99,243	$24,056	$15

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $696,314, $68,344, and $13,341 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$73,395,428	$110,098,329
U.S. government securities	194,193,833	181,087,349

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$27,671,657
Gross unrealized depreciation	(19,287,684)

Net unrealized appreciation	$8,383,973

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

At April 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,124,596		Unrealized depreciation of forward currency exchange contracts	$176,446

Interest rate contracts	Receivable for variation margin on futures contracts	315,638	*

Total		$1,440,234			$176,446

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$911,863	$1,516,550
Interest rate contracts	Net realized gain on futures contracts; Net change in unrealized appreciation/ depreciation of futures contracts	192,981	189,163
Interest rate contracts	Net realized gain on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	629,826	(472,853)

Total		$1,734,670	$1,232,860

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

For the six months ended April 30, 2010, the average monthly principal amount of foreign exchange contracts was $105,323,022, average monthly original value of futures contracts was $16,716,240 and average monthly notional amount of interest rate swaps was $6,428,571.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2010, the Portfolio earned drop income of $284,243 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2010, the average amount of reverse repurchase agreements outstanding was $868,876 and the daily weighted average interest rate was (0.49)%. During the period, the Portfolio received net interest payment from counterparties.

5. Term Asset-Backed Securities Loan Facility

The Portfolio participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Portfolio’s records. The Portfolio agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Portfolio is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Portfolio be unable to repay a loan. Additionally, there is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Portfolio remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the six months ended April 30, 2010, the average amount of TALF loans outstanding for the Portfolio was $27,354,895 and the weighted average interest rate was 2.31%.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009

Class A
Shares sold	1,600,459	5,806,310	$16,635,751	$54,230,723

Shares issued in reinvestment of dividends	601,010	1,383,887	6,246,589	12,984,150

Shares converted from Class B	334,534	1,377,212	3,487,792	12,918,695

Shares redeemed	(4,677,502)	(8,887,206)	(48,601,836)	(82,848,498)

Net decrease	(2,141,499)	(319,797)	$(22,231,704)	$(2,714,930)

Class B
Shares sold	143,394	741,369	$1,492,125	$6,803,221

Shares issued in reinvestment of dividends	29,807	105,931	309,838	984,872

Shares converted to Class A	(334,534)	(1,377,369)	(3,487,792)	(12,918,695)

Shares redeemed	(274,656)	(904,208)	(2,852,841)	(8,366,233)

Net decrease	(435,989)	(1,434,277)	$(4,538,670)	$(13,496,835)

Class C
Shares sold	445,278	1,415,653	$4,607,638	$13,138,963

Shares issued in reinvestment of dividends	81,901	186,958	849,705	1,750,284

Shares redeemed	(633,350)	(1,501,615)	(6,571,767)	(14,075,189)

Net increase (decrease)	(106,171)	100,996	$(1,114,424)	$814,058

Advisor Class
Shares sold	1,151,483	2,559,135	$11,978,761	$24,235,404

Shares issued in reinvestment of dividends	144,829	236,845	1,506,162	2,240,587

Shares redeemed	(414,962)	(507,715)	(4,305,121)	(4,736,269)

Net increase	881,350	2,288,265	$9,179,802	$21,739,722

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009	Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31, 2009
Class R
Shares sold	25,893	22,295	$270,192	$215,619

Shares issued in reinvestment of dividends	460	486	4,794	4,594

Shares redeemed	(2,846)	(15,840)	(29,499)	(152,816)

Net increase	23,507	6,941	$245,487	$67,397

Class K
Shares sold	56,949	74,479	$593,972	$692,831

Shares issued in reinvestment of dividends	9,128	21,058	94,897	197,450

Shares redeemed	(86,812)	(95,633)	(903,722)	(886,385)

Net increase (decrease)	(20,735)	(96)	$(214,853)	$3,896

Class I
Shares sold	4,131	35,958	$42,660	$340,644

Shares issued in reinvestment of dividends	5,193	25,498	53,772	238,798

Shares redeemed	(416,240)	(148,940)	(4,266,558)	(1,333,736)

Net decrease	(406,916)	(87,484)	$(4,170,126)	$(754,294)

For the six months ended April 30, 2010 and the year ended October 31, 2009, the Portfolio received $168,359 and $3,266, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended October 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bank-

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

ruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,059. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of April 30, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $279,390 (37.60% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The Portfolio may also utilize leverage through the use of the TALF loan. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$24,768,232	$26,707,046

Total taxable distributions	24,768,232	26,707,046

Total distributions paid	$24,768,232	$26,707,046

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,386,343
Accumulated capital and other losses	(90,060,072	)(a)
Unrealized appreciation/(depreciation)	(3,685,090	)(b)

Total accumulated earnings/(deficit)	$(90,358,819	)(c)

(a)	On October 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $90,060,072 (of which approximately $86,753,834, respectively, were attributable to the purchase of net assets of AllianceBernstein Bond Fund -U.S. Government Portfolio) of which $17,738,389 expires in the year 2010, $27,734,923 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. During the fiscal year, the Portfolio utilized capital loss carryforwards of $471,564. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the acquisition of U.S. Government Portfolio, by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.
(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.
(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.43

Income From Investment Operations
Net investment income(a)(b)	.21	.44	.50	.42	.41	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.53	(1.49)	.06	.04	(.28)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56	1.97	(.99)	.48	.45	.09

Less: Dividends
Dividends from net investment income	(.22)	(.46)	(.48)	(.42)	(.42)	(.37)

Net asset value, end of period	$ 10.62	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	5.51	%*	23.01	%*	(10.15	) %*	4.79	%*	4.51%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$410,348	$419,319	$360,606	$41,696	$44,409	$52,430
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%(e)	.89%	.85%	.98%	.98	%(f)	.98%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.85	%(e)	.85%	.85%	.98%	.98	%(f)	.98%
Expenses, before waivers/reimbursements	1.19	%(e)	1.11%	1.09%	1.54%	1.34	%(f)	1.31%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.05	%(e)	1.07%	1.09%	1.54%	1.34	%(f)	1.31%
Net investment income(b)	3.99	%(e)	4.71%	4.68%	4.13%	4.08	%(f)	3.53%
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2010	Year Ended October 31,
(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.28	$ 8.77	$ 10.23	$ 10.18	$ 10.15	$ 10.42

Income From Investment Operations
Net investment income(a)(b)	.17	.38	.42	.35	(g)	.38	(g)	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.52	(1.47)	.05	.04	(.25)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	1.90	(1.05)	.40	.42	.04

Less: Dividends
Dividends from net investment income	(.18)	(.39)	(.41)	(.35)	(.39)	(.31)

Net asset value, end of period	$ 10.62	$ 10.28	$ 8.77	$ 10.23	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	5.15	%*	22.17	%*	(10.69	)%*	3.96	%*	4.20%	.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,918	$21,830	$31,207	$20,157	$30,154	$44,944
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%(e)	1.58%	1.55%	1.66%	1.33	%(f)	1.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55%	1.55%	1.66%	1.33	%(f)	1.68%
Expenses, before waivers/reimbursements	1.95	%(e)	1.87%	1.83%	2.29%	2.10	%(f)	2.02%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.81	%(e)	1.84%	1.83%	2.29%	2.10	%(f)	2.02%
Net investment income(b)	3.29	%(e)	4.07%	3.95%	3.46	%(g)	3.75	%(f)(g)	2.82%
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.26	$8.75	$10.22	$10.16	$10.13	$10.40

Income From Investment Operations
Net investment income(a)(b)	.17	.38	.43	.35	.34	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.52	(1.49)	.06	.04	(.26)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	1.90	(1.06)	.41	.38	.03

Less: Dividends
Dividends from net investment income	(.18)	(.39)	(.41)	(.35)	(.35)	(.30)

Net asset value, end of period	$10.60	$10.26	$8.75	$10.22	$10.16	$10.13

Total Return
Total investment return based on net asset value(d)	5.16	%*	22.22	%*	(10.80	)%*	4.07	%*	3.80%	.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,536	$61,635	$51,708	$9,404	$9,874	$15,689
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.69	%(e)	1.59%	1.55%	1.68%	1.68	%(f)	1.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55%	1.55%	1.68%	1.68	%(f)	1.68%
Expenses, before waivers/ reimbursements	1.90	%(e)	1.82%	1.80%	2.27%	2.07	%(f)	2.03%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.76	%(e)	1.78%	1.80%	2.27%	2.07	%(f)	2.03%
Net investment income(b)	3.30	%(e)	4.02%	3.99%	3.45%	3.40	%(f)	2.84%
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.28	$8.78	$10.24	$10.18	$10.15	$10.43

Income From Investment Operations
Net investment income(a)(b)	.22	.47	.50	.45	.44	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	1.51	(1.45)	.06	.04	(.26)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58	1.98	(.95)	.51	.48	.13

Less: Dividends
Dividends from net investment income	(.24)	(.48)	(.51)	(.45)	(.45)	(.41)

Net asset value, end of period	$10.62	$10.28	$8.78	$10.24	$10.18	$10.15

Total Return
Total investment return based on net asset value(d)	5.67	%*	23.23	%*	(9.78	)%*	5.11	%*	4.83%	1.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,776	$62,369	$33,139	$32,375	$29,966	$29,576
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.68	%(e)	.60%	.55%	.68%	.68	%(f)	.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55%	.55%	.68%	.68	%(f)	.68%
Expenses, before waivers/ reimbursements	.88	%(e)	.80%	.80%	1.25%	1.02	%(f)	.84%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.75	%(e)	.76%	.80%	1.25%	1.02	%(f)	.84%
Net investment income(b)	4.28	%(e)	4.95%	4.98%	4.44%	4.38	%(f)	3.72%
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2010 (unaudited)
Year Ended October 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15	$ 10.42

Income From Investment Operations
Net investment income(a)(b)	.19	.43	.46	.44	.39	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	1.51	(1.47)	.02	.04	(.26)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55	1.94	(1.01)	.46	.43	.08

Less: Dividends
Dividends from net investment income	(.21)	(.43)	(.46)	(.40)	(.40)	(.35)

Net asset value, end of period	$ 10.62	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Total Return
Total investment return based on net asset value(d)	5.41	%*	22.74	%*	(10.33	)%*	4.57	%*	4.31%	.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$411	$156	$73	$577	$13	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.17	%(e)	1.11%	1.05%	1.18%	1.18	%(f)	1.18%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.05	%(e)	1.05%	1.05%	1.18%	1.18	%(f)	1.18%
Expenses, before waivers/reimbursements	1.45	%(e)	1.38%	1.25%	1.74%	1.57	%(f)	1.40%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.33	%(e)	1.33%	1.25%	1.74%	1.57	%(f)	1.40%
Net investment income(b)	3.72	%(e)	4.39%	4.45%	3.97%	3.89	%(f)	3.31%
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31,	March 1, 2005(h) to October 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 10.29	$ 8.78	$ 10.25	$ 10.19	$ 10.16	$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.21	.45	.48	.42	.42	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	1.52	(1.47)	.06	.03	(.17)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55	1.97	(.99)	.48	.45	.09

Less: Dividends
Dividends from net investment income	(.22)	(.46)	(.48)	(.42)	(.42)	(.27)

Net asset value, end of period	$ 10.62	$ 10.29	$ 8.78	$ 10.25	$ 10.19	$ 10.16

Total Return
Total investment return based on net asset value(d)	5.44	%*	23.05	%*	(10.09	)%*	4.84	%*	4.54%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,359	$4,434	$3,784	$7,222	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.94	%(e)	.84%	.80%	.93%	.93	%(f)	.93	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.80	%(e)	.80%	.80%	.93%	.93	%(f)	.93	%(e)
Expenses, before waivers/reimbursements	1.16	%(e)	1.05%	1.02%	1.53%	1.27	%(f)	1.15	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.02	%(e)	1.01%	1.02%	1.53%	1.27	%(f)	1.15	%(e)
Net investment income(b)	4.04	%(e)	4.76%	4.69%	4.39%	4.13	%(f)	3.76	%(e)
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2010 (unaudited)	Year Ended October 31,	March 1, 2005(h) to October 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 10.29	$ 8.78	$ 10.24	$ 10.18	$ 10.16	$ 10.34

Income From Investment Operations
Net investment income(a)(b)	.25	.47	.50	.45	.44	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	1.52	(1.45)	.06	.03	(.17)
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58	1.99	(.95)	.51	.47	.10

Less: Dividends
Dividends from net investment income	(.24)	(.48)	(.51)	(.45)	(.45)	(.28)

Net asset value, end of period	$ 10.63	$ 10.29	$ 8.78	$ 10.24	$ 10.18	$ 10.16

Total Return
Total investment return based on net asset value(d)	5.66	%*	23.36	%*	(9.78	)%*	5.10	%*	4.71%	.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$939	$5,095	$5,115	$5,368	$5,913	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.74	%(e)	.59%	.55%	.68%	.68	%(f)	.68	%(e)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55%	.55%	.68%	.68	%(f)	.68	%(e)
Expenses, before waivers/reimbursements	.88	%(e)	.72%	.64%	1.09%	.88	%(f)	.89	%(e)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.69	%(e)	.68%	.64%	1.09%	.88	%(f)	.89	%(e)
Net investment income(b)	4.36	%(e)	5.02%	4.98%	4.44%	4.37	%(f)	3.98	%(e)
Portfolio turnover rate	48%	95%	184%	173%	446%	935%

See footnote summary on page 67.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Statements

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended April 30, 2010 and years ended October 31, 2009, October 31, 2008 and October 31, 2007 by 0.01%, 0.01%, 0.21% and 0.61%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Financial Statements

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the Adviser had waived reimbursement from the Portfolio in the Portfolio’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2007 was not unreasonable. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2008.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2009 and (in the case of comparisons with the Index) the since inception period (July 1999 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for all periods reviewed, and that the Portfolio underperformed the Index in all periods reviewed. The directors also reviewed performance information for periods ended September 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the 3-month, year-to-date and 1-year periods the Fund had outperformed the Lipper Intermediate Investment Grade Debt Funds Average and the Index. The directors also noted the changes to the Portfolio’s investment policies and the acquisition in November 2007 of all the assets and liabilities of AllianceBernstein Bond Fund, Inc. – U.S. Government Portfolio. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than a registered investment company with an investment style similar to that of the Portfolio that is sub-advised by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 2 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 ,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on November 5, 2007, the Portfolio acquired the assets of AllianceBernstein U.S. Government Portfolio, expanded its non-fundamental investment policies and lowered the expense caps of its share classes.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown below are the Portfolio’s net assets as of September 30, 2009 and September 30, 2008.

Category	Net Assets 09/30/09 ($MM)	Net Assets 09/30/08 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$571.0	$528.9	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $99,500 (0.02% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (4/30/09)		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55 0.85 1.55 1.55 1.05 0.80 0.55	% % % % % % %	0.85 1.15 1.91 1.87 1.33 1.04 0.71	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institu-

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

tional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser.6 In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the

6	For the most recently completed fiscal year, the Advisor waived the reimbursement amount that it was entitled to receive from the Portfolio in its entirety for providing such services.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio versus the Portfolio’s advisory fees based on September 30, 2009 net assets.

Fund	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule[8]	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$571.0	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.216%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2009 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2009 net assets and the Portfolio’s advisory fees:

Fund	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Fund Advisory Fee
Intermediate Bond Fund, Inc.	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

8	With respect to each Fund listed as “N/A,” the Adviser has represented that there is no category in the Form ADV for institutional products, which has a substantially similar investment style.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are the Funds’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective management fees10 of the sub-advisory relationships based on the Funds’ September 30, 2009 net assets:11

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.216	0.450

		Client #1 Advisory Fee Schedule: Advisory Fee 0.40% on first $4 billion 0.38% on next $4 billion 0.36% thereafter	0.400

		Administrative Fee The sub-advised fund is utilized as an underlying fund for funds-of-funds. There is no administration fee at the underlying fund level.

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Funds, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Funds and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

10	Management fees includes advisory fees and administration fees.

11	In all cases, the sub-adviser is paid by the fund’s adviser.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.493	2/11

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by any the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services, although it should be noted that the Adviser waived such reimbursements for the fiscal year 2008. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.850	0.907	4/11	0.900	19/64

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008 relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	The total expense ratios shown are for the Funds’ Class A shares.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).18 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $11,175, $2,343,097 and $39,602 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased slightly in 2008 in comparison to 2007. During the Portfolio’s most recently completed fiscal year, ABIS received $618,770 in fees from the Portfolio.19

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment

18	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $23,337 under the offset agreement between the Portfolio and ABIS.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

21	The Deli study was originally published in 2002 based on 1997 data.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2009.25

Fund	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	4.81	7.63	7.72	8/11	66/87
3 year	4.10	5.18	5.31	8/11	52/73
5 year	3.50	4.39	4.27	8/11	46/66
10 year	4.88	5.01	5.17	4/5	24/33

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending July 31, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Bond Portfolio	4.81	4.10	3.51	4.88	4.81
Barclays Capital U.S. Aggregate Bond Index	7.85	6.52	5.14	6.19	6.09
Inception Date: July 1, 1999

23	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

AllianceBernstein Family of Funds

NOTES

86	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	87

NOTES

88	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0410

SEMI-ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

April 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 26, 2010		Ending Account Value April 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,015.05	$1,020.93	$2.02	$3.91
Class C	$1,000	$1,000	$1,012.69	$1,017.41	$3.86	$7.45
Advisor Class	$1,000	$1,000	$1,016.23	$1,022.36	$1.27	$2.46
Class R	$1,000	$1,000	$1,015.27	$1,019.89	$2.57	$4.96
Class K	$1,000	$1,000	$1,015.89	$1,021.17	$1.89	$3.66
Class I	$1,000	$1,000	$1,016.50	$1,022.41	$1.25	$2.41
Class 1	$1,000	$1,000	$1,016.19	$1,021.92	$1.51	$2.91
Class 2	$1,000	$1,000	$1,016.40	$1,022.46	$1.22	$2.36
*	Expenses are equal to the classes’ annualized expense ratios of 0.78%, 1.49%, 0.49%, 0.99%, 0.73% 0.48%, 0.58% and 0.47%, respectively. The “Actual” and “Hypothetical” expenses paid are based on the period from January 26, 2010 (commencement of operations) to April 30, 2010. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 94/365 (to reflect the since inception period) and multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $12.3

*	All data are as of April 30, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.2%
United States – 96.2%
U.S. Treasury Inflation Index 0.625%, 4/15/13 (TIPS)	$495	$508,136
1.375%, 7/15/18-1/15/20 (TIPS)	582	594,213
1.625%, 1/15/15 (TIPS)(a)	908	958,790
1.625%, 1/15/18 (TIPS)	393	411,348
1.875%, 7/15/13-7/15/19 (TIPS)(a)	2,354	2,508,391
2.00%, 1/15/14 (TIPS)(a)	657	703,625
2.00%, 7/15/14-1/15/26 (TIPS)	1,226	1,315,176
2.125%, 1/15/19 (TIPS)	389	420,051
2.375%, 1/15/17-1/15/25 (TIPS)	630	691,491
2.50%, 7/15/16 (TIPS)	606	674,254
2.625%, 7/15/17 (TIPS)	392	439,922
3.00%, 7/15/12 (TIPS)(a)	1,350	1,461,904
3.375%, 1/15/12 (TIPS)	1,056	1,132,047

Total Inflation-Linked Securities (cost $11,751,803)		11,819,348

CORPORATES - INVESTMENT GRADES – 15.5%
Industrial – 9.7%
Basic – 2.0%
Anglogold Ashanti Holdings PLC 5.375%, 4/15/20	20	20,220
ArcelorMittal 6.125%, 6/01/18	30	32,340
The Dow Chemical Co. 7.60%, 5/15/14	25	29,033
Eastman Chemical 5.50%, 11/15/19	30	31,426
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	25	27,219
International Paper Co. 9.375%, 5/15/19	25	31,800
Lubrizol Corp. 8.875%, 2/01/19	20	25,011
Packaging Corp. of America 5.75%, 8/01/13	25	26,891
PPG Industries, Inc. 5.75%, 3/15/13	25	27,305

		251,245

Capital Goods – 0.5%
John Deere Capital Corp. 5.25%, 10/01/12	25	27,218

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Republic Services, Inc. 5.25%, 11/15/21(b)		$30	$30,543

			57,761

Communications - Media – 0.7%
CBS Corp. 8.875%, 5/15/19		25	30,960
Comcast Corp. 5.30%, 1/15/14		25	27,260
Time Warner Cable, Inc. 8.75%, 2/14/19		25	31,325

			89,545

Communications - Telecommunications – 1.5%
Bell Canada 4.85%, 6/30/14	CAD	25	25,590
Deutsche Telekom International 7.125%, 9/26/12	GBP	25	42,103
Embarq Corp. 7.082%, 6/01/16		$25	27,571
Telecom Italia Capital SA 7.175%, 6/18/19		30	32,707
US Cellular Corp. 6.70%, 12/15/33		30	29,720
Verizon Communications, Inc. 5.25%, 4/15/13		25	27,320

			185,011

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	30,740

Consumer Cyclical - Entertainment – 0.5%
Historic TW, Inc. 9.125%, 1/15/13		25	29,310
Viacom, Inc. 6.25%, 4/30/16		25	28,052

			57,362

Consumer Cyclical - Other – 0.2%
Marriott International, Inc/DE Series J 5.625%, 2/15/13		25	26,659

Consumer Cyclical - Retailers – 0.4%
CVS Caremark Corp. 6.60%, 3/15/19		15	17,115
Nordstrom, Inc. 6.25%, 1/15/18		25	28,192

			45,307

Consumer Non-Cyclical – 1.5%
Ahold Finance USA LLC 6.875%, 5/01/29		25	27,884
Altria Group, Inc. 9.25%, 8/06/19		25	30,882

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bunge Ltd. Finance Corp. 8.50%, 6/15/19	$25	$29,696
Delhaize Group SA 5.875%, 2/01/14	7	7,729
Fortune Brands, Inc. 5.125%, 1/15/11	30	30,815
Newell Rubbermaid, Inc. 5.50%, 4/15/13	5	5,325
Reynolds American, Inc. 7.625%, 6/01/16	25	28,111
Universal Health Services, Inc. 7.125%, 6/30/16	25	27,284

		187,726

Energy – 1.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16	25	27,752
Hess Corp. 8.125%, 2/15/19	25	31,077
Marathon Oil Corp. 7.50%, 2/15/19	8	9,522
Nabors Industries, Inc. 9.25%, 1/15/19	25	31,625
Noble Energy, Inc. 8.25%, 3/01/19	25	30,776
Weatherford International Ltd. 5.15%, 3/15/13	30	31,946
Williams Cos., Inc. 7.875%, 9/01/21	25	29,926

		192,624

Technology – 0.5%
Motorola, Inc. 7.50%, 5/15/25	25	27,685
Xerox Corp. 8.25%, 5/15/14	25	29,280

		56,965

Transportation - Services – 0.1%
Ryder System, Inc. 7.20%, 9/01/15	10	11,397

		1,192,342

Financial Institutions - 3.8%
Banking - 1.1%
Bank of America Corp. 7.625%, 6/01/19	25	28,538
Capital One Financial Corp. 5.25%, 2/21/17	25	25,926
Citigroup, Inc. 6.50%, 1/18/11	25	25,872
Macquarie Group Ltd. 7.625%, 8/13/19(b)	25	28,696

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Corp. 5.50%, 5/01/13	$25	$27,184

		136,216

Finance – 0.2%
HSBC Finance Corp. 7.00%, 5/15/12	25	27,336

Insurance – 2.3%
Aetna, Inc. 6.75%, 12/15/37	30	33,063
The Allstate Corp. 6.125%, 5/15/37(c)	30	28,200
Chubb Corp. 5.75%, 5/15/18	25	27,343
Genworth Financial, Inc. 6.515%, 5/22/18	30	30,258
Humana, Inc. 7.20%, 6/15/18	25	27,577
Marsh & McLennan Cos, Inc. 5.375%, 7/15/14	17	17,900
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)	25	29,905
Prudential Financial, Inc. 6.20%, 1/15/15	25	27,791
UnitedHealth Group, Inc. 5.25%, 3/15/11	30	31,051
XL Capital Ltd. 5.25%, 9/15/14	21	21,951

		275,039

Other Finance – 0.2%
Orix Corp. 4.71%, 4/27/15	26	25,964

		464,555

Utility – 1.7%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(b)(d)	25	27,647
Ameren Energy Generating Co. 6.30%, 4/01/20	30	30,414
Ohio Power Co. Series F 5.50%, 2/15/13	16	17,465
PPL Energy Supply LLC 6.50%, 5/01/18	25	27,426
Teco Finance, Inc. 4.00%, 3/15/16	30	30,091

		133,043

Natural Gas – 0.6%
DCP Midstream LLC 9.75%, 3/15/19(b)	20	26,043

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EQT Corp. 8.125%, 6/01/19		$12	$14,550
Spectra Energy Capital LLC 8.00%, 10/01/19		25	30,205

			70,798

			203,841

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance 5.75%, 1/20/20		40	40,626

Total Corporates - Investment Grades (cost $1,890,914)			1,901,364

GOVERNMENTS - TREASURIES – 11.1%
Canada – 5.6%
Canadian Government Bond 3.75%, 6/01/12	CAD	675	687,533

New Zealand – 1.3%
New Zealand Government Bond Series 1111 6.00%, 11/15/11	NZD	210	157,421

Sweden – 4.2%
Sweden Government Bond Series 1046 5.50%, 10/08/12	SEK	3,385	513,180

Total Governments - Treasuries (cost $1,356,338)			1,358,134

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 4.3%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.298%, 12/10/49		$55	56,391
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		55	53,668
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		50	49,385
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		50	50,865

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4 5.44%, 6/12/47		$60	$59,315
Series 2007-LD11, Class A4 6.006%, 6/15/49		55	54,043
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.437%, 6/15/29		70	73,400
Series 2006-C7, Class A3 5.347%, 11/15/38		50	50,198
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		25	25,228
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		60	57,040

Total Commercial Mortgage-Backed Securities (cost $496,389)			529,533

GOVERNMENTS - SOVEREIGN AGENCIES – 1.6%
Australia – 0.4%
Suncorp-Metway Ltd. 1.803%, 7/16/12(b)(e)		45	46,342

United Kingdom – 1.2%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	50	78,422
Yorkshire Building Society 2.00%, 3/30/12		50	77,363

			155,785

Total Governments - Sovereign Agencies (cost $201,953)			202,127

SUPRANATIONALS – 1.6%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	50	28,225
European Investment Bank 0.552%, 3/05/12(e)		$50	50,319
Inter-American Development Bank 0.457%, 3/16/11(e)		120	120,246

Total Supranationals (cost $199,191)			198,790

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 1.0%
Peru – 0.2%
Republic of Peru 9.875%, 2/06/15	$20	$25,300

Russia – 0.8%
Russian Federation 7.50%, 3/31/30(b)	87	100,125

Total Governments - Sovereign Bonds (cost $123,385)		125,425

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 8.75%, 6/15/19	10	11,445

Industrial – 0.1%
Communications - Media – 0.1%
CCO Holdings LLC/ CCO Holdings Capital Corp. 7.875%, 4/30/18(b)	5	5,087
8.125%, 4/30/20(b)	3	3,068

		8,155

Total Corporates - Non-Investment Grades (cost $19,305)		19,600

CMOS – 0.1%
Non-Agency ARMs – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.131%, 12/25/35(c) (cost $14,408)	16	15,225

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $11,261)	10	11,200

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 5.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.15%(f) (cost $693,530)	693,530	$693,530

Total Investments – 137.3% (cost $16,758,477)		16,874,276
Other assets less liabilities – (37.3)%		(4,584,106)

Net Assets – 100.0%		$12,290,170

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES (see Note D)

Swap Counterparty & Index	Fixed Deal (Pay) Receive Rate	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Morgan Stanley Capital: CDX IG-13 10-Year Index 12/20/19*	1.00%	$1,000	$(4,353)	$10,245	$5,892

*	Termination date.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital	$370	3/31/20	3.827%	3 Month LIBOR	$(6,794)

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro BOBL Futures	2	June 2010	$311,136	$314,648	$3,511
German Euro Schatz Futures	4	June 2010	580,173	581,524	1,351
U.S. T-Note 10 Yr Futures	3	June 2010	353,630	353,719	89

Sold Contracts
U.S. T-Note 2 Yr Futures	1	June 2010	216,764	217,578	(814)
U.S. T-Note 5 Yr Futures	1	June 2010	114,889	115,859	(970)

					$3,167

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/18/10	169	$157,311	$155,950	$(1,361)
Canadian Dollar settling 5/20/10	356	355,188	350,715	(4,473)
Euro settling 6/16/10	61	82,585	81,793	(792)
Japanese Yen settling 5/12/10	165	1,826	1,753	(73)
Malaysian Ringgit settling 5/17/10	184	57,681	57,866	185
Norwegian Krone settling 6/30/10	1,198	202,473	202,524	51
Norwegian Krone settling 6/30/10	214	36,260	36,196	(64)
South Korean Won settling 7/29/10	241,542	216,600	217,416	816

Sale Contracts:
British Pound settling 5/19/10	131	200,434	199,693	741
Canadian Dollar settling 5/20/10	27	26,364	26,398	(34)
Canadian Dollar settling 5/20/10	311	307,491	306,516	975
Canadian Dollar settling 5/20/10	755	743,389	743,623	(234)
Euro settling 6/16/10	174	234,717	231,140	3,577
Euro settling 6/16/10	33	43,698	43,505	193
Euro settling 6/16/10	37	49,786	49,489	297
Japanese Yen settling 5/12/10	9,936	110,137	105,785	4,352
Japanese Yen settling 5/12/10	10,539	112,894	112,197	697
Japanese Yen settling 5/12/10	6,490	69,547	69,096	451
New Zealand Dollar settling 5/25/10	221	154,563	160,256	(5,693)
Swedish Krona settling 6/11/10	1,878	259,336	259,329	7
Swedish Krona settling 6/11/10	1,918	268,024	264,851	3,173
Swiss Franc settling 6/08/10	109	101,672	101,091	581

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2010
Bank of America	0.14%	12/31/10	$616,375
Bank of America	0.15%	12/31/10	653,362
Bank of America	0.17%	12/31/10	1,307,090
Bank of America	0.20%	12/31/10	494,394
Bank of America	0.21%	12/31/10	679,769
Bank of America	0.23%	12/31/10	526,510

			$4,277,500

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $4,404,270.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate market value of these securities amounted to $328,196 or 2.7% of net assets.

(c)	Variable rate coupon, rate shown as of April 30, 2010.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2010.

(e)	Floating Rate Security. Stated interest rate was in effect at April 30, 2010.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Portfolio of Investments

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
BRL – Brazilian Real	NZD – New Zealand Dollar
CAD – Canadian Dollar	SEK – Swedish Krona
GBP – Great British Pound

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $16,064,947)	$16,180,746
Affiliated issuers (cost $693,530)	693,530
Cash	6,903	(a)
Prepaid expenses	149,434
Interest and dividends receivable	140,086
Receivable due from Adviser	52,276
Receivable for capital stock sold	29,207
Unrealized appreciation of forward currency exchange contracts	16,096
Unrealized appreciation on credit default swap contracts	5,892
Receivable for variation margin on futures contracts	288

Total assets	17,274,458

Liabilities
Payable for reverse repurchase agreements	4,277,500
Payable for investment securities purchased	394,413
Unrealized depreciation of forward currency exchange contracts	12,724
Premium received on swap	10,245
Unrealized depreciation on interest rate swap contracts	6,794
Transfer Agent fee payable	4,478
Distribution fee payable	581
Accrued expenses	277,553

Total liabilities	4,984,288

Net Assets	$12,290,170

Composition of Net Assets
Capital stock, at par	$12,133
Additional paid-in capital	12,124,746
Undistributed net investment income	5,866
Accumulated net realized gain on investment and foreign currency transactions	25,998
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	121,427

	$12,290,170

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$627,615	61,899	$10.14	*

C	$840,830	83,076	$10.12

Advisor	$724,158	71,365	$10.15

R	$10,125	1,000	$10.13

K	$10,126	1,000	$10.13

I	$10,126	1,000	$10.13

1	$10,127	1,000	$10.13

2	$10,057,063	993,000	$10.13

(a)	An amount of $6,903 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2010.

*	The maximum offering price per share for Class A shares was $10.59 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the period January 26, 2010(a) to April 30, 2010 (unaudited)

Investment Income
Interest	$55,340
Dividends—Affiliated issuers	173	$55,513

Expenses
Advisory fee (see Note B)	14,059
Distribution fee—Class A	225
Distribution fee—Class C	689
Distribution fee—Class R	13
Distribution fee—Class K	7
Distribution fee—Class 1	3
Transfer agency—Class A	2,424
Transfer agency—Class C	1,616
Transfer agency—Advisor Class	715
Transfer agency—Class R	2
Transfer agency—Class K	1
Transfer agency—Class I	1
Transfer agency—Class 1	2
Transfer agency—Class 2	1,618
Amortization of offering expenses	53,376
Custodian	35,652
Registration fees	29,340
Administrative	25,775
Audit	16,500
Directors’ fees	12,960
Legal	11,424
Printing	10,620
Miscellaneous	3,077

Total expenses before interest expense	220,099
Interest expense	687

Total expenses	220,786
Less: expenses waived and reimbursed by the Adviser (see Note B)	(206,510)

Net expenses		14,276

Net investment income		41,237

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(3,837)
Futures contracts		3,751
Swap contracts		1,472
Foreign currency transactions		24,612
Net change in unrealized appreciation/depreciation of:
Investments		115,799
Futures contracts		3,167
Swap contracts		(902)
Foreign currency denominated assets and liabilities		3,363

Net gain on investment and foreign currency transactions		147,425

Net Increase in Net Assets from Operations		$188,662

(a)	Commencement of operations.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

January 26, 2010(a) to April 30, 2010 (unaudited)
Increase in Net Assets from Operations
Net investment income	$41,237
Net realized gain on investment and foreign currency transactions	25,998
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	121,427

Net increase in net assets from operations	188,662
Dividends to Shareholders from
Net investment income
Class A	(569)
Class C	(377)
Advisor Class	(843)
Class R	(22)
Class K	(29)
Class I	(35)
Class 1	(32)
Class 2	(33,464)
Capital Stock Transactions
Net increase	12,136,879

Total increase	12,290,170
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $5,866)	$12,290,170

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the period January 26, 2010(a) to April 30, 2010 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$(60,217)
Operating expenses paid	67,313

Net increase in cash from operating activities		$7,096
Investing Activities:
Purchases of long-term investments	(18,784,889)
Proceeds from disposition of long-term investments	3,099,775
Purchase of short-term investments, net	(693,530)
Proceeds from swap contracts	1,472
Variation margin received on futures contracts	6,649

Net decrease in cash from investing activities		(16,370,523)
Financing Activities:
Cash dividends paid	(33,773)
Effect of exchange rate on cash	20,529
Subscriptions of capital stock, net	12,106,074
Increase in reverse repurchase agreements	4,277,500

Net increase in cash from financing activities		16,370,330

Net increase in cash		6,903
Cash at beginning of period		—

Cash at end of period		$6,903

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$188,662
Adjustments:
Increase in interest and dividends receivable	$(140,086)
Net accretion of bond discount and amortization of bond premium	45,273
Inflation Index Adjustment	(20,917)
Increase in interest payable	687
Increase in accrued expenses	80,902
Net realized gain on investment transactions	(25,998)
Net change in unrealized appreciation/depreciation of investments	(121,427)

Total adjustments		(181,566)

Net increase in cash from operating activities		$7,096

(a)	Commencement of operations.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Multi-Asset Inflation Strategy Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy Portfolios commenced operations on January 26, 2010. The Multi-Asset Inflation Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Bond Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class 2 shares. The Portfolio has also issued Class 1 shares to the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”). Class 1 shares are not publicly offered. As of April 30, 2010, the Adviser was the sole shareholder of Class R, Class K, Class I, Class 1 and Class 2. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Inflation-Linked Securities	$—	$11,819,348	$—	$11,819,348
Corporates—Investment Grades	—	1,901,364	—	1,901,364
Governments—Treasuries	—	1,358,134	—	1,358,134
Commercial Mortgage-Backed Securities	—	418,450	111,083	529,533
Governments—Sovereign Agencies	—	202,127	—	202,127
Supranationals	—	170,565	28,225	198,790
Governments—Sovereign Bonds	—	125,425	—	125,425
Corporates—Non-Investment Grades	—	19,600	—	19,600
CMOs	—	—	15,225	15,225
Emerging Markets—Corporate Bonds	—	11,200	—	11,200
Short-Term Investments	693,530	—	—	693,530

Total Investments in Securities	693,530	16,026,213	154,533	16,874,276
Other Financial Instruments* :
Assets	4,951	21,988	—	26,939
Liabilities	(1,784)	(19,518)	—	(21,302)

Total	$696,697	$16,028,683	$154,533	$16,879,913

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Supranationals	CMOs
Balance as of 1/26/10	$—	$—	$—
Accrued discounts/premiums	80	1	11
Realized gain (loss)	—	—	83
Change in unrealized appreciation/depreciation	10,436	(357)	817
Net purchases (sales)	100,567	28,581	14,314
Net transfers in and/or out of Level 3	—	—	—

Balance as of 4/30/10	$111,083	$28,225	$15,225

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$10,436	$(357)	$817

	Total
Balance as of 1/26/10	$—
Accrued discounts/premiums	92
Realized gain (loss)	83
Change in unrealized appreciation/depreciation	10,896
Net purchases (sales)	143,462
Net transfers in and/or out of Level 3	—

Balance as of 4/30/10	$154,533

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$10,896

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Notes to Financial Statements

their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $202,810 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. This waiver expires October 31, 2011. For the period ended April 30, 2010, such reimbursement amounted to $180,735.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended April 30, 2010, the Adviser voluntarily waived such fees in the amount of $25,775.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $333 for the period ended April 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $476 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended April 30, 2010.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2010 is as follows:

Market Value January 26, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2010 (000)	Dividend Income (000)
$ – 0 –	$4,903	$4,209	$694	$	– 0 –

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $52,096, $9,189, $9,304 and $1,781 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$5,689,649	$695,770
U.S. government securities	13,474,813	2,376,718

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$122,725
Gross unrealized depreciation	(6,926)

Net unrealized appreciation	$115,799

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Notes to Financial Statements

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

As of April 30, 2010, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Notes to Financial Statements

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2010, the Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $6,794 at April 30, 2010.

At April 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$16,096		Unrealized depreciation of forward currency exchange contracts	$12,724
Credit contracts	Unrealized appreciation on credit default swap contracts	5,892
Interest rate contracts	Receivable for variation margin on futures contracts	3,167	*
Interest rate contracts				Unrealized depreciation on interest rate swap contracts	6,794

Total		$25,155			$19,518

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$19,565	$3,372

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,559	5,892
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(1,087)	(6,794)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	3,751	3,167

Total		$24,788	$5,637

For the period ended April 30, 2010, the average monthly principal amount of foreign exchange contracts was $2,146,635, average monthly original value of futures contracts was $92,707, average monthly notional amount of interest rate swaps was $370,000 and average monthly notional amount of credit default swaps was $1,000,000.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Notes to Financial Statements

account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the period ended April 30, 2010, the average amount of reverse repurchase agreements outstanding was $1,548,807 and the daily weighted average interest rate was .16%. During the period, the Portfolio received net interest payment from counterparties.

4. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the period ended April 30, 2010, the Portfolio earned drop income of $1,402 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	January 26, 2010(a) to April 30, 2010 (unaudited)	January 26, 2010(a) to April 30, 2010 (unaudited)

Class A
Shares sold	63,112	$631,456

Shares issued in reinvestment of dividends	42	430

Shares redeemed	(1,255)	(12,623)

Net increase	61,899	$619,263

Class C
Shares sold	84,348	$844,707

Shares issued in reinvestment of dividends	34	337

Shares redeemed	(1,306)	(13,103)

Net increase	83,076	$831,941

Advisor Class
Shares sold	71,282	$714,844

Shares issued in reinvestment of dividends	83	831

Net increase	71,365	$715,675

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares	Amount
	January 26, 2010(a) to April 30, 2010 (unaudited)	January 26, 2010(a) to April 30, 2010 (unaudited)
Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class I
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 1
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 2
Shares sold	993,000	$9,930,000

Net increase	993,000	$9,930,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Notes to Financial Statements

returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended April 30, 2010.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE H

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	.11

Net increase in net asset value from operations	.15

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period	$ 10.14

Total Return
Total investment return based on net asset value(d)	1.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$628
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.75%
Expenses, before waivers/reimbursements(e)	11.02%
Expenses, before waivers/reimbursements, excluding interest expense(e)	10.99%
Net investment income(c)(e)	1.75%
Portfolio turnover rate	25%

See footnote summary on page 42.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	.10

Net increase in net asset value from operations	.13

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period	$ 10.12

Total Return
Total investment return based on net asset value(d)	1.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$841
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.49%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	1.45%
Expenses, before waivers/reimbursements(e)	10.74%
Expenses, before waivers/reimbursements, excluding interest expense(e)	10.71%
Net investment income(c)(e)	1.26%
Portfolio turnover rate	25%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	.12

Net increase in net asset value from operations	.16

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period	$ 10.15

Total Return
Total investment return based on net asset value(d)	1.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$724
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.49%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.45%
Expenses, before waivers/reimbursements(e)	8.56%
Expenses, before waivers/reimbursements, excluding interest expense(e)	8.52%
Net investment income(c)(e)	1.41%
Portfolio turnover rate	25%

See footnote summary on page 42.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.13

Net increase in net asset value from operations	.15

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.13

Total Return
Total investment return based on net asset value(d)	1.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.99%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.95%
Expenses, before waivers/reimbursements(e)	8.15%
Expenses, before waivers/reimbursements, excluding interest expense(e)	8.11%
Net investment income(c)(e)	.91%
Portfolio turnover rate	25%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	.13

Net increase in net asset value from operations	.16

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.13

Total Return
Total investment return based on net asset value(d)	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.73%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.70%
Expenses, before waivers/reimbursements(e)	7.87%
Expenses, before waivers/reimbursements, excluding interest expense(e)	7.85%
Net investment income(c)(e)	1.19%
Portfolio turnover rate	25%

See footnote summary on page 42.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	.12

Net increase in net asset value from operations	.16

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.13

Total Return
Total investment return based on net asset value(d)	1.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.48%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.45%
Expenses, before waivers/reimbursements(e)	7.60%
Expenses, before waivers/reimbursements, excluding interest expense(e)	7.58%
Net investment income(c)(e)	1.44%
Portfolio turnover rate	25%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	.12

Net increase in net asset value from operations	.16

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.13

Total Return
Total investment return based on net asset value(d)	1.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.55%
Expenses, before waivers/reimbursements(e)	7.74%
Expenses, before waivers/reimbursements, excluding interest expense(e)	7.72%
Net investment income(c)(e)	1.34%
Portfolio turnover rate	25%

See footnote summary on page 42.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	.12

Net increase in net asset value from operations	.16

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.13

Total Return
Total investment return based on net asset value(d)	1.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.47%
Expenses, net of waivers/reimbursements, excluding interest expense(e)	.45%
Expenses, before waivers/reimbursements(e)	7.67%
Expenses, before waivers/reimbursements, excluding interest expense(e)	7.65%
Net investment income(c)(e)	1.47%
Portfolio turnover rate	25%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President Greg J. Wilensky(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Bond Inflation Strategy (the “Portfolio”) at a meeting held on December 16, 2009.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. The Adviser noted that it is anticipated that the Portfolio will have the Barclays Capital 1-10 Year U.S. TIPS Index as its benchmark and that the Adviser manages the AllianceBernstein Inflation-Protected Securities Portfolio of The AllianceBernstein Pooling Portfolio (the “Pooling TIPS Portfolio”) and that the Adviser employs an inflation-sensitive approach to the fixed-income component of the AllianceBernstein Tax-Managed Wealth Preservation Strategy of The AllianceBernstein Portfolios. At the December 2009 meeting, the directors reviewed information prepared by the Adviser showing the Pooling TIPS Portfolio’s performance as compared with the Barclays Capital 1-10 Year TIPS Index for the 1- and 3-year periods ended October 31, 2009 and the since inception period (May 2005 inception). The directors noted that the Pooling TIPS Portfolio since inception was essentially even with the benchmark and noted the slight underperformance in the 1-year period and slight outperformance in the 3-year period. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it proposed to charge the Portfolio for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which involved investments in various asset classes.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate was lower than the Expense Group median. The directors noted that the proposed advisory fee corresponded to the higher of the Adviser’s two fixed-income fee schedules. The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for an initial period ending October 31, 2011. The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio, which reflected a cap, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio attracts significant amounts of assets.

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy (each a “Strategy” and collectively the “Strategies”).2

Bond Inflation Strategy’s (“Bond Strategy”) investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Strategy pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Total Return Swaps (“TRS”) linked to TIPS. In the normal course, at least 80 percent of the Strategy’s net assets will be invested in fixed-income securities. In addition, in order to maximize real return, the Strategy may invest in other fixed-income investments, such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities or derivatives linked to such securities.

Municipal Bond Inflation Strategy’s (“Municipal Strategy”) investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. The Strategy pursues its investment objective by investing principally in high-quality, predominantly investment grade, municipal securities. In the normal course, at least 80% of the Strategy’s net assets will be invested in municipal securities. At least 80% of the Strategy’s total assets will have a credit rating of A or better. To provide inflation protection, Municipal Strategy will enter into inflation swap agreements. The Strategy may also use other inflation-protected instruments.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the

1	It should be noted that the Senior Officer’s evaluation was completed on December 2, 2009.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee[4]	Strategy
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Strategy Municipal Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ start up period until October 31, 2011. The agreement allows for the Adviser to be reimbursed through October 31, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Strategies’ expense caps for the period through October 31, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause each Strategy’s aggregate expenses to exceed, on an annual basis, the Strategy’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Strategy for financial reporting purposes on or before October 31, 2011.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Strategies are based on the percentage of each Strategy’s average daily net assets, not an aggregate of the assets of the Strategies shown.

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio
Bond Strategy	Advisor Class A Class C Class R Class K Class I5 Class 1[5] Class 2[5]	0.45 0.75 1.45 0.95 0.70 0.45 0.55 0.45	% % % % % % % %	1.05 1.35 2.05 1.55 1.30 1.05 1.15 1.05	% % % % % % % %

Municipal Strategy[6]	Advisor Class A Class C Class 1[5] Class 2[5]	0.50 0.80 1.50 0.60 0.50	% % % % %	0.97 1.27 1.97 1.07 0.97	% % % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as the Strategies’ Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as the Strategies’ counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Strategies to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more

5	The strategy will consist of two new classes of shares, Class 1 and Class 2, in addition to the traditional A, B, C, R, K and I share classes. Class 1 shares are intended exclusively for the private clients of the Sanford C. Bernstein & Co. LLC (“Bernstein or the “Private Clients”) while Class 2 shares are intended for the Adviser’s institutional advisory clients and Private Clients who have at least $3 million in fixed-income assets under management with the Adviser after giving effect to their investment in the Strategies. The minimum investment by institutions for class 2 shares is $5 million.

6	Because retirement plans have no need for tax-favored investments, Municipal Strategy will not offer and issue Classes R, K and I shares.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.7 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Strategies, the Strategies consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategies may employ with greater frequency the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategies consists. Also shown below are what would have been the effective advisory fees of the

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Strategies had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets.

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

Global Plus Fixed Income	$100.0	50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.325%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.281%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategies’ rankings with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Strategy.9

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)10 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Bond Strategy	0.500	0.628	2/8
Municipal Strategy	0.500	0.500	5/9

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of their EGs and EUs. The Strategies’ rankings are also shown.

Strategy	Expense Ratio[12] (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Strategy	0.750	0.874	1/8	0.848	5/19
Municipal Strategy	0.800	0.860	3/10	0.788	19/35

Based on this analysis, the Strategies have a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The Adviser asked Lipper to anticipate that each Strategy’s asset size would be approximately $100 million.

11	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

12	Information on the Strategies’ total expense ratios pertain to the Strategies’ Class A shares.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies have not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategies.

In addition to the Adviser’s future direct profits from managing the Strategies, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategies and may earn a profit from providing non-investment services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategies’ transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.5

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

The Adviser believes it is a leading international investment adviser. It managed assets approximate $487 billion as of October 31, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Strategies and provide non-investment services to the Strategies contemplated by the Investment Advisory Agreement.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Because the Strategies have not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategies, there is no performance history. It is anticipated that both Strategies will have the Barclays Capital 1-10 Year U.S. TIPS Index as their benchmarks. To demonstrate the Adviser’s experience in managing Inflation-Protected Securities Portfolios, listed below are the 1, 3, 5, year performance returns of the AllianceBernstein Inflation Protected Security Pooling Portfolios and benchmark as of October 31, 2009:

	Periods Ending October 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
Inflation Protected Securities Portfolio	14.46	6.39	4.97
Barclays Capital 1-10 Yr. TIPS Index	14.65	6.34	4.99
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategies is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 11, 2010

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Alliancebernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

NOTES

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0410

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation

April 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 26, 2010		Ending Account Value April 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,008.90	$1,020.83	$2.07	$4.01
Class C	$1,000	$1,000	$1,007.31	$1,017.36	$3.88	$7.50
Advisor Class	$1,000	$1,000	$1,010.36	$1,022.32	$1.29	$2.51
Class 1	$1,000	$1,000	$1,009.64	$1,021.82	$1.55	$3.01
Class 2	$1,000	$1,000	$1,009.86	$1,022.32	$1.29	$2.51
*	Expenses are equal to the classes’ annualized expense ratios of 0.80%, 1.50%, 0.50%, 0.60% and 0.50%, respectively. The “Actual” and “Hypothetical” expenses paid are based on the period from January 26, 2010 (commencement of operations) to April 30, 2010. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 94/365 (to reflect the since inception period) and multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	1

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $19.1

*	All data are as of April 30, 2010. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 86.9%
Long-Term Municipal Bonds – 79.6%
Alaska – 2.3%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	$400	$443,760

California – 7.2%
California GO 5.00%, 10/01/16	275	306,320
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	225	244,690
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series C 5.00%, 5/01/19	450	500,206
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	327,039

		1,378,255

Colorado – 2.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	375	397,688

Florida – 12.1%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	329,921
NPFGC Series A 5.00%, 3/01/15	275	290,144
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/16	550	623,282
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	453,495
Tampa Bay FL Wtr Util Sys 6.00%, 10/01/24 (Prerefunded/ETM)	560	603,658

		2,300,500

Illinois – 2.8%
Illinois GO Series 2010 5.00%, 1/01/18	500	542,620

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	3

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 4.4%
Minnesota PFA (Minnesota SRF) Series 2010 A 5.00%, 3/01/13	$750	$831,938

Nevada – 6.9%
Clark Cnty NV Arpt (Mccarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	832,904
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	450	492,840

		1,325,744

New Jersey – 2.8%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17(a)	480	532,464

New York – 5.0%
Long Island Pwr Auth NY Series 2006 D 3.486%, 9/01/15(b)	1,000	956,120

Ohio – 3.9%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	734,433

Pennsylvania – 7.2%
Pennsylvania GO Series 2006 5.00%, 3/01/13	700	774,823
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	607,392

		1,382,215

Puerto Rico – 1.6%
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	303,696

Texas – 9.1%
Garland TX GO Series 2010 5.00%, 2/15/26	500	547,735

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	$400	$441,648
Katy TX ISD GO Series 2010 B 4.00%, 2/15/13	700	754,376

		1,743,759

Washington – 8.1%
Seattle WA GO Series 2010 4.00%, 8/01/12	700	748,146
Washington St GO Series 2009 B 5.00%, 1/01/22	710	799,069

		1,547,215

Wisconsin – 4.1%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	700	777,735

Total Long-Term Municipal Bonds (cost $15,169,897)		15,198,142

Short-Term Municipal Notes – 7.3%
Alaska – 7.3%
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993C 0.22%, 12/01/33(c)	700	700,000
Valdez AK Marine Terminal (BP Amoco) Series 2003C 0.24%, 7/01/37(c)	700	700,000

Total Short-Term Municipal Notes (cost $1,400,000)		1,400,000

Total Municipal Obligations (cost $16,569,897)		16,598,142

Agencies – 12.6%
Federal Home Loan Banks 1.50%, 1/16/13	2,195	2,199,403
2.25%, 4/13/12	205	209,508

Total Agencies (cost $2,397,737)		2,408,911

Total Investments – 99.5% (cost $18,967,634)		19,007,053
Other assets less liabilities – 0.5%		95,543

Net Assets – 100.0%		$19,102,596

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	5

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$7,000	3/16/13	1.795%	CPI	#	$13,096
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	1,786
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	46,781
Citibank, N.A.	2,000	4/15/14	2.06%	CPI	#	9,278

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2010.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of April 30, 2010, the Portfolio held 12.2% of net assets in insured bonds(of this amount 26.0% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation reinsuring FGIC

PFA – Public Finance Authority

SD – School District

SRF – State Revolving Fund

See notes to financial statements.

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $18,967,634)	$19,007,053
Cash	89,471
Receivable for capital stock sold	410,471
Interest receivable	129,857
Prepaid expenses	125,249
Unrealized appreciation on interest rate swap contracts	70,941
Receivable due from Adviser	38,292

Total assets	19,871,334

Liabilities
Payable for investment securities purchased	530,573
Offering expenses payable	169,985
Transfer Agent fee payable	4,388
Distribution fee payable	2,920
Accrued expenses	60,872

Total liabilities	768,738

Net Assets	$19,102,596

Composition of Net Assets
Capital stock, at par	$1,895
Additional paid-in capital	18,976,303
Undistributed net investment income	15,225
Accumulated net realized loss on investment transactions	(1,187)
Net unrealized appreciation on investments	110,360

$19,102,596

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,053,968	501,237	$10.08	*

C	$2,630,636	261,192	$10.07

Advisor	$1,369,249	135,762	$10.09

1	$10,079	1,000	$10.08

2	$10,038,664	996,000	$10.08

*	The maximum offering price per share for Class A shares was $10.39 which reflects a sales charge of 3.0%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	7

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the period January 26, 2010(a) to April 30, 2010 (unaudited)

Investment Income
Interest		$66,344

Expenses
Advisory fee (see Note B)	$20,534
Distribution fee—Class A	3,216
Distribution fee—Class C	2,578
Distribution fee—Class 1	3
Transfer agency—Class A	3,504
Transfer agency—Class C	946
Transfer agency—Advisor Class	869
Transfer agency—Class 1	1
Transfer agency—Class 2	1,477
Administrative	48,597
Amortization of offering expenses	44,736
Registration fees	23,184
Audit	20,052
Custodian	19,009
Directors’ fees	12,672
Legal	6,810
Printing	4,536
Miscellaneous	4,274

Total expenses	216,998
Less: expenses waived and reimbursed by the Adviser (see Note B)	(190,667)

Net expenses		26,331

Net investment income		40,013

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(1,187)
Net change in unrealized appreciation/ depreciation of:
Investments		39,419
Swap contracts		70,941

Net gain on investment transactions		109,173

Net Increase in Net Assets from Operations		$149,186

(a)	Commencement of operations.

See notes to financial statements.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

January 26, 2010(a) to April 30, 2010 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$40,013
Net realized loss on investment transactions	(1,187)
Net change in unrealized appreciation/depreciation of investments	110,360

Net increase in net assets from operations	149,186
Dividends to Shareholders from
Net investment income
Class A	(4,412)
Class C	(482)
Advisor Class	(1,452)
Class 1	(16)
Class 2	(18,426)
Capital Stock Transactions
Net increase	18,978,198

Total increase	19,102,596
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $15,225)	$19,102,596

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	9

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Multi-Asset Inflation Strategy Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy Portfolios commenced operations on January 26, 2010. The Multi-Asset Inflation Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class and Class 2 shares. Class R, Class K and Class I shares have been authorized by the Portfolio but are not currently being offered. The Portfolio has also issued Class 1 shares to the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”). Class 1 shares are not publicly offered. As of April 30, 2010, the Adviser was the sole shareholder of Class 1 and Class 2. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	11

Notes to Financial Statements

measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$15,198,142	$—	$15,198,142
Short-Term Municipal Notes	—	1,400,000	—	1,400,000
Agencies	—	2,408,911	—	2,408,911

Total Investments in Securities	—	19,007,053	—	19,007,053
Other Financial Instruments*:
Assets	—	70,941	—	70,941
Liabilities	—	—	—	—

Total	$—	$19,077,994	$—	$19,077,994

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Notes to Financial Statements

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

Offering expenses of $169,985 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective January 26, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This waiver expires October 31, 2011. For the period ended April 30, 2010, such reimbursement amounted to $142,070.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period April 30, 2010, the Adviser voluntarily agreed to waive such fees in the amount of $48,597.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	13

Notes to Financial Statements

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $324 for the period ended April 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended April 30, 2010.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $58,149 for Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$15,204,404	$	– 0	–
U.S. government securities	2,637,719		239,154

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$72,160
Gross unrealized depreciation	(32,741)

Net unrealized appreciation	$39,419

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	15

Notes to Financial Statements

payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

At April 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$70,941

Total		$70,941

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net change in unrealized appreciation/depreciation of swap contracts		$70,941

Total			$70,941

For the period ended April 30, 2010, the average monthly notional amount of interest rate swaps was $9,000,000.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares	Amount
	January 26, 2010(a) to April 30, 2010 (unaudited)	January 26, 2010(a) to April 30, 2010 (unaudited)

Class A
Shares sold	715,767	$7,172,872

Shares issued in reinvestment of dividends	427	4,282

Shares redeemed	(214,957)	(2,145,785)

Net increase	501,237	$5,031,369

Class C
Shares sold	269,994	$2,704,958

Shares issued in reinvestment of dividends	45	453

Shares redeemed	(8,847)	(88,736)

Net increase	261,192	$2,616,675

Advisor Class
Shares sold	135,655	$1,359,084

Shares issued in reinvestment of dividends	144	1,439

Shares redeemed	(37)	(369)

Net increase	135,762	$1,360,154

Class 1
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 2
Shares sold	996,000	$9,960,000

Net increase	996,000	$9,960,000

(a)	Commencement of operations.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	17

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio is vulnerable to events adversely affecting that state, including economic, political, and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Bond Insurer Risk—The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Notes to Financial Statements

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolio. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended April 30, 2010.

NOTE H

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	19

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment transactions	.07

Net increase in net asset value from operations	.09

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period	$ 10.08

Total Return
Total investment return based on net asset value(d)	.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,054
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%
Expenses, before waivers/reimbursements(e)	5.32%
Net investment income(b)(e)	.93%
Portfolio turnover rate	2%

See footnote summary on page 25.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	21

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized gain on investment transactions	.06

Net increase in net asset value from operations	.07

Less: Dividends
Dividends from net investment income(f)	.00

Net asset value, end of period	$ 10.07

Total Return
Total investment return based on net asset value(d)	.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%
Expenses, before waivers/reimbursements(e)	6.09%
Net investment income(b)(e)	.50%
Portfolio turnover rate	2%

See footnote summary on page 25.

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment transactions	.06

Net increase in net asset value from operations	.10

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period	$ 10.09

Total Return
Total investment return based on net asset value(d)	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%
Expenses, before waivers/reimbursements(e)	5.30%
Net investment income(b)(e)	1.59%
Portfolio turnover rate	2%

See footnote summary on page 25.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment transactions	.08

Net increase in net asset value from operations	.10

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.08

Total Return
Total investment return based on net asset value(d)	.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%
Expenses, before waivers/reimbursements(e)	5.21%
Net investment income(b)(e)	.90%
Portfolio turnover rate	2%

See footnote summary on page 25.

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
January 26, 2010(a) to April 30, 2010 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment transactions	.07

Net increase in net asset value from operations	.10

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 10.08

Total Return
Total investment return based on net asset value(d)	.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,039
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%
Expenses, before waivers/reimbursements(e)	5.19%
Net investment income(b)(e)	1.00%
Portfolio turnover rate	2%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than $.005.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	25

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Michael G. Brooks(2) , Vice President

Robert (Guy) B. Davidson III(2) , Vice President

Wayne Godlin(2) , Vice President Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert (Guy) B. Davidson III, Wayne Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on December 16, 2009.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	27

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. The Adviser noted that it is anticipated that the Portfolio will have the Barclays Capital 1-10 Year U.S. TIPS Index as its benchmark and that the Adviser manages the AllianceBernstein Inflation-Protected Securities Portfolio of The AllianceBernstein Pooling Portfolio (the “Pooling TIPS Portfolio”) and that the Adviser employs an inflation-sensitive approach to the fixed-income component of the AllianceBernstein Tax-Managed Wealth Preservation Strategy of The AllianceBernstein Portfolios. At the December 2009 meeting, the directors reviewed information prepared by the Adviser showing the Pooling TIPS Portfolio’s performance as compared with the Barclays Capital 1-10 Year TIPS Index for the 1- and 3-year periods ended October 31, 2009 and the since inception period (May 2005 inception). The directors noted that the Pooling TIPS Portfolio since inception was essentially even with the benchmark and noted the slight underperformance in the 1-year period and slight outperformance in the 3-year period. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it proposed to charge the Portfolio for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which involved investments in various asset classes.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	29

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate was the same as the Expense Group median. The directors noted that the proposed advisory fee corresponded to the higher of the Adviser’s two fixed-income fee schedules. The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for an initial period ending October 31, 2011. The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio, which reflected a cap, was lower than the Expense Group median and about the same as the Expense Universe median. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio attracts significant amounts of assets.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	31

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy (each a “Strategy” and collectively the “Strategies”).2

Bond Inflation Strategy’s (“Bond Strategy”) investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Strategy pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Total Return Swaps (“TRS”) linked to TIPS. In the normal course, at least 80 percent of the Strategy’s net assets will be invested in fixed-income securities. In addition, in order to maximize real return, the Strategy may invest in other fixed-income investments, such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities or derivatives linked to such securities.

Municipal Bond Inflation Strategy’s (“Municipal Strategy”) investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. The Strategy pursues its investment objective by investing principally in high-quality, predominantly investment grade, municipal securities. In the normal course, at least 80% of the Strategy’s net assets will be invested in municipal securities. At least 80% of the Strategy’s total assets will have a credit rating of A or better. To provide inflation protection, Municipal Strategy will enter into inflation swap agreements. The Strategy may also use other inflation-protected instruments.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the

1	It should be noted that the Senior Officer’s evaluation was completed on December 2, 2009.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee[4]	Strategy
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Strategy Municipal Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ start up period until October 31, 2011. The agreement allows for the Adviser to be reimbursed through October 31, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Strategies’ expense caps for the period through October 31, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause each Strategy’s aggregate expenses to exceed, on an annual basis, the Strategy’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Strategy for financial reporting purposes on or before October 31, 2011.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Strategies are based on the percentage of each Strategy’s average daily net assets, not an aggregate of the assets of the Strategies shown.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	33

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio
Bond Strategy	Advisor	0.45%	1.05%
	Class A	0.75%	1.35%
	Class C	1.45%	2.05%
	Class R	0.95%	1.55%
	Class K	0.70%	1.30%
	Class I5	0.45%	1.05%
	Class 1[5]	0.55%	1.15%
	Class 2[5]	0.45%	1.05%

Municipal Strategy[6]	Advisor	0.50%	0.97%
	Class A	0.80%	1.27%
	Class C	1.50%	1.97%
	Class 1[5]	0.60%	1.07%
	Class 2[5]	0.50%	0.97%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as the Strategies’ Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as the Strategies’ counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Strategies to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors

5	The strategy will consist of two new classes of shares, Class 1 and Class 2, in addition to the traditional A, B, C, R, K and I share classes. Class 1 shares are intended exclusively for the private clients of the Sanford C. Bernstein & Co. LLC (“Bernstein or the “Private Clients”) while Class 2 shares are intended for the Adviser’s institutional advisory clients and Private Clients who have at least $3 million in fixed-income assets under management with the Adviser after giving effect to their investment in the Strategies. The minimum investment by institutions for class 2 shares is $5 million.

6	Because retirement plans have no need for tax-favored investments, Municipal Strategy will not offer and issue Classes R, K and I shares.

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.7 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Strategies, the Strategies consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategies may employ with greater frequency the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategies consists. Also shown below are what would have been the effective advisory fees of the Strategies had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets.

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	35

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
Global Plus Fixed Income	$100.0	50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.325%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.281%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategies’ rankings with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)10 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

10	The Adviser asked Lipper to anticipate that each Strategy’s asset size would be approximately $100 million.

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Bond Strategy	0.500	0.628	2/8

Municipal Strategy	0.500	0.500	5/9

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of their EGs and EUs. The Strategies’ rankings are also shown.

Strategy	Expense Ratio[12] (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Strategy	0.750	0.874	1/8	0.848	5/19

Municipal Strategy	0.800	0.860	3/10	0.788	19/35

Based on this analysis, the Strategies have a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies have not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategies.

In addition to the Adviser’s future direct profits from managing the Strategies, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategies and may earn a profit from providing non-investment services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies

11	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

12	Information on the Strategies’ total expense ratios pertain to the Strategies’ Class A shares.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	37

and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategies’ transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.5

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

The Adviser believes it is a leading international investment adviser. It managed assets approximate $487 billion as of October 31, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Strategies and provide non-investment services to the Strategies contemplated by the Investment Advisory Agreement.

Because the Strategies have not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategies, there is no performance history. It is anticipated that both Strategies will have the Barclays Capital 1-10 Year U.S. TIPS Index as their benchmarks. To demonstrate the Adviser’s experience in managing Inflation-Protected Securities Portfolios, listed below are the 1, 3, 5, year performance returns of the AllianceBernstein Inflation Protected Security Pooling Portfolios and benchmark as of October 31, 2009:

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	39

	Periods Ending October 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
Inflation Protected Securities Portfolio	14.46	6.39	4.97
Barclays Capital 1-10 Yr. TIPS Index	14.65	6.34	4.99
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategies is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 11, 2010

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	41

AllianceBernstein Family of Funds

NOTES

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION •	43

NOTES

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0410

SEMI-ANNUAL REPORT

AllianceBernstein

Multi-Asset Inflation Strategy

April 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 8, 2010		Ending Account Value April 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,026.00	$1,019.59	$1.57	$5.26
Class C	$1,000	$1,000	$1,025.00	$1,016.12	$2.62	$8.75
Advisor Class	$1,000	$1,000	$1,026.00	$1,021.08	$1.12	$3.76
Class R	$1,000	$1,000	$1,026.00	$1,018.60	$1.87	$6.26
Class K	$1,000	$1,000	$1,026.00	$1,019.84	$1.50	$5.01
Class I	$1,000	$1,000	$1,027.00	$1,021.08	$1.12	$3.76
Class 1	$1,000	$1,000	$1,026.00	$1,019.84	$1.50	$5.01
Class 2	$1,000	$1,000	$1,027.00	$1,021.08	$1.12	$3.76
*	Expenses are equal to the classes’ annualized expense ratios of 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75%, respectively. The “Actual” and “Hypothetical” expenses paid are based on the period from March 8, 2010 (commencement of operations) to April 30, 2010. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 54/365 (to reflect the since inception period) and multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	1

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $10.3

TEN LARGEST HOLDINGS**

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$3,606,963	35.1%
Exxon Mobil Corp.	251,045	2.4
Simon Property Group, Inc.	169,138	1.6
Sun Hung Kai Properties Ltd.	152,365	1.5
Mitsui Fudosan Co., Ltd.	148,154	1.4
BP PLC	142,167	1.4
Chevron Corp.	140,077	1.4
Westfield Group	134,650	1.3
BHP Billiton Ltd.	109,669	1.1
Total SA	97,933	1.0
	$4,952,161	48.2%

*	All Data are as of April 30, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

2	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Portfolio Summary and Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 64.9%
Energy – 20.1%
Coal & Consumable Fuels – 0.8%
Arch Coal, Inc.	140	$3,780
Banpu PCL (NVDR)	600	11,752
Cameco Corp.	300	7,395
China Coal Energy Co. – Class H	9,000	13,558
China Shenhua Energy Co., Ltd. – Class H	3,500	15,019
Consol Energy, Inc.	150	6,702
Peabody Energy Corp.	250	11,680
Yanzhou Coal Mining Co., Ltd. – Class H	4,000	11,127

		81,013

Integrated Oil & Gas – 13.2%
BG Group PLC	3,100	52,398
BP PLC	16,300	142,167
Cenovus Energy, Inc.	300	8,822
Chevron Corp.	1,720	140,077
China Petroleum & Chemical Corp. – Class H	14,000	11,225
ConocoPhillips	1,540	91,153
ENI SpA	2,200	49,168
Exxon Mobil Corp.	3,700	251,045
Gazprom OAO (Sponsored ADR)	2,050	47,601
Hess Corp.	250	15,887
Lukoil OAO (London) (Sponsored ADR)	570	32,604
Marathon Oil Corp.	600	19,290
Murphy Oil Corp.	150	9,023
OMV AG	500	17,866
PetroChina Co., Ltd. – Class H	18,000	20,728
Petroleo Brasileiro SA (ADR)	320	13,578
Petroleo Brasileiro SA (Sponsored ADR)	1,430	54,254
PTT PCL	400	3,177
Repsol YPF SA	600	14,088
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,950	92,565
Royal Dutch Shell PLC – Class B	2,900	87,431
Statoil ASA	950	22,971
Suncor Energy, Inc. (Toronto)	1,500	51,314
Surgutneftegaz (Sponsored ADR)	600	5,736
Total SA	1,800	97,933

		1,352,101

Oil & Gas Exploration & Production – 6.1%
Anadarko Petroleum Corp.	420	26,107
Apache Corp.	230	23,405
AWE Ltd.(a)	4,100	9,266
Beach Energy Ltd.	8,100	5,828
Canadian Natural Resources Ltd.	500	38,506
Chesapeake Energy Corp.	530	12,614
Cimarex Energy Co.	120	8,170
CNOOC Ltd.	20,000	35,128
Devon Energy Corp.	560	37,705

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	3

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

EnCana Corp.	2,300	$76,078
Enerplus Resources Fund	200	4,871
Inpex Corp.	1	7,037
KazMunaiGas Exploration Production (GDR)(b)	750	18,450
Newfield Exploration Co.(a)	410	23,858
Nexen, Inc. (New York)	200	4,856
Nexen, Inc. (Toronto)	2,000	48,632
Noble Energy, Inc.	220	16,808
Occidental Petroleum Corp.	700	62,062
OGX Petroleo e Gas Participacoes SA(a)	1,400	13,950
Penn West Energy Trust	2,900	58,440
PTT Exploration & Production PCL	1,000	4,667
Talisman Energy, Inc.	900	15,319
Tatneft (Sponsored ADR)	200	6,120
Tullow Oil PLC	990	17,242
Woodside Petroleum Ltd.	700	29,028
XTO Energy, Inc.	500	23,760

		627,907

		2,061,021

Equity:Other – 14.0%
Diversified/Specialty – 12.6%
BioMed Realty Trust, Inc.	2,200	40,722
British Land Co. PLC	5,800	41,188
Canadian Real Estate Investment Trust	900	25,384
CB Richard Ellis Group, Inc. – Class A(a)	2,000	34,640
Crown Castle International Corp.(a)	850	32,172
Dexus Property Group	43,600	32,337
Digital Realty Trust, Inc.	900	52,830
DuPont Fabros Technology, Inc.	800	17,736
Entertainment Properties Trust	775	33,883
Fonciere Des Regions(a)	475	49,152
GPT Group	60,900	32,541
Henderson Land Development Co., Ltd.	6,000	37,628
Jones Lang LaSalle, Inc.	500	39,440
Kerry Properties Ltd.	6,500	29,943
Land Securities Group PLC	1,600	16,001
Lend Lease Group	6,300	49,587
Mitchells & Butlers PLC(a)	5,700	28,478
Mitsubishi Estate Co., Ltd.	2,000	36,055
Mitsui Fudosan Co., Ltd.	8,000	148,154
Morguard Real Estate Investment Trust	2,000	26,324
New World Development Ltd.	30,000	53,211
Savills PLC	6,200	32,331
Sumitomo Realty & Development Co., Ltd.	4,000	82,076
Sun Hung Kai Properties Ltd.	11,000	152,365
Swire Pacific Ltd.	1,500	16,762
Telecity Group PLC(a)	4,200	26,150
Unibail-Rodamco SE	200	37,800
UOL Group Ltd.	6,000	16,655

4	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Vornado Realty Trust	600	$50,022
Wereldhave NV	350	29,264

		1,300,831

Health Care – 1.4%
Chartwell Seniors Housing Real Estate Investment Trust	2,300	16,936
Health Care REIT, Inc.	750	33,698
Omega Healthcare Investors, Inc.	1,300	26,026
Ventas, Inc.	1,400	66,122

		142,782

		1,443,613

Materials – 11.2%
Aluminum – 0.4%
Alcoa, Inc.	860	11,558
Hindalco Industries Ltd. (GDR)(b)	6,100	24,546

		36,104

Diversified Metals & Mining – 6.6%
Anglo American PLC(a)	600	25,485
BHP Billiton Ltd.	3,000	109,669
BHP Billiton PLC	1,900	58,008
Bradespar SA	200	4,610
Capstone Mining Corp.(a)	5,600	16,098
Dowa Holdings Co., Ltd.	1,000	5,551
Eurasian Natural Resources Corp. PLC	200	3,708
First Quantum Minerals Ltd.	150	11,509
Freeport-McMoRan Copper & Gold, Inc.	820	61,935
KGHM Polska Miedz SA	600	22,377
Lundin Mining Corp.(a)	4,900	23,106
Major Drilling Group International	700	18,165
Mitsubishi Materials Corp.(a)	2,000	5,995
MMC Norilsk Nickel (ADR)(a)	650	12,480
Rio Tinto Ltd.	600	39,204
Rio Tinto PLC	1,800	93,061
Sterlite Industries Ind-adr (ADR)	500	9,070
Sumitomo Metal Mining Co., Ltd.	500	7,397
Teck Resources Ltd.(a)	600	23,579
Vale SA (Preference Shares)	200	5,354
Vale SA (Sponsored ADR)	580	17,765
Vale SA (Sponsored ADR) (Local Preference Shares)	1,750	47,092
Xstrata PLC	3,550	58,234

		679,452

Fertilizers & Agricultural Chemicals – 0.9%
Agrium, Inc.	200	12,487
CF Industries Holdings, Inc.	40	3,347
Incitec Pivot Ltd.	5,100	15,078
Israel Chemicals Ltd.	400	4,788
Makhteshim-Agan Industries Ltd.	2,200	9,234
Monsanto Co.	480	30,269
Yara International ASA	500	17,324

		92,527

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	5

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Forest Products – 0.5%
West Fraser Timber Co., Ltd.	1,100	$47,647

Gold – 1.1%
Barrick Gold Corp.	800	34,889
Gold Fields Ltd.	600	8,015
Goldcorp, Inc.	200	8,645
Kinross Gold Corp.	600	11,459
New Gold, Inc.(a)	3,100	18,158
Newmont Mining Corp.	410	22,993
Yamana Gold, Inc.	600	6,550

		110,709

Paper Products – 0.0%
OJI Paper Co., Ltd.	1,000	4,711

Precious Metals & Minerals – 0.4%
Impala Platinum Holdings Ltd.	500	14,098
Kazakhmys PLC	1,400	29,660

		43,758

Steel – 1.3%
ArcelorMittal (Euronext Amsterdam)	800	31,132
BlueScope Steel Ltd.(a)	1,500	3,599
Hyundai Steel Co.	200	16,310
JFE Holdings, Inc.	500	17,831
Kobe Steel Ltd.	2,000	4,464
Kumba Iron Ore Ltd.	100	4,720
Nippon Steel Corp.	4,000	14,192
POSCO (ADR)	230	25,797
Steel Dynamics, Inc.	220	3,456
Sumitomo Metal Industries Ltd.	3,000	8,143
ThyssenKrupp AG	100	3,252

		132,896

		1,147,804

Retail – 5.6%
Regional Mall – 4.2%
BR Malls Participacoes SA(a)	2,800	35,663
CapitaMall Trust	19,000	26,800
CBL & Associates Properties, Inc.	3,000	43,800
Multiplan Empreendimentos Imobiliarios SA	1,500	25,802
Simon Property Group, Inc.	1,900	169,138
Westfield Group	11,400	134,650

		435,853

Shopping Center/Other Retail – 1.4%
Corio NV	800	46,282
Kimco Realty Corp.	2,800	43,652
Weingarten Realty Investors	2,225	51,442

		141,376

		577,229

6	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Residential – 5.4%
Multi-Family – 4.2%
BRE Properties, Inc.	1,000	$41,760
Camden Property Trust	1,100	53,273
Equity Residential	1,100	49,797
KWG Property Holding Ltd.	60,000	34,928
Mid-America Apartment Communities, Inc.	600	33,162
MRV Engenharia e Participacoes SA	4,300	30,427
Shimao Property Holdings Ltd.	23,000	34,967
Stockland	15,200	55,408
UDR, Inc.	2,200	44,682
Wing Tai Holdings Ltd.	20,000	26,264
Yanlord Land Group Ltd.	24,000	29,641

		434,309

Self Storage – 1.2%
Extra Space Storage, Inc.	2,450	36,799
Public Storage	850	82,373

		119,172

		553,481

Office – 4.3%
Office – 4.3%
Allied Properties Real Estate Investment Trust	900	18,606
Boston Properties, Inc.	750	59,145
Brandywine Realty Trust	1,400	17,836
Brookfield Properties Corp.	2,200	35,156
Corporate Office Properties Trust	550	22,248
Duke Realty Corp.	2,650	35,854
Great Portland Estates PLC	3,600	17,233
Hongkong Land Holdings Ltd.	15,000	79,350
HRPT Properties Trust	1,950	15,288
ING Office Fund	43,100	24,189
Kilroy Realty Corp.	550	19,283
Nippon Building Fund, Inc.	3	25,164
Orix JREIT, Inc.	5	24,464
SL Green Realty Corp.	600	37,302
Societe Immobiliere de Location pour l’Industrie et le Commerce	125	14,727

		445,845

Lodging – 3.0%
Lodging – 3.0%
DiamondRock Hospitality Co.(a)	3,800	41,762
Great Eagle Holdings Ltd.	12,000	33,581
Hersha Hospitality Trust	3,000	17,310
Host Hotels & Resorts, Inc.	2,600	42,276
Hyatt Hotels Corp.(a)	500	20,585
InnVest Real Estate Investment Trust	5,100	34,392
LaSalle Hotel Properties	800	21,080
Sunstone Hotel Investors, Inc.(a)	1,400	17,822

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	7

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Whitbread PLC	1,800	$42,064
Wyndham Worldwide Corp.	1,300	34,853

		305,725

Industrials – 0.7%
Industrial Warehouse Distribution – 0.7%
Ascendas Real Estate Investment Trust	24,000	33,507
First Potomac Realty Trust	1,100	17,842
ProLogis	1,900	25,023

		76,372

Food Beverage & Tobacco – 0.6%
Agricultural Products – 0.6%
Archer-Daniels-Midland Co.	1,000	27,940
Bunge Ltd.	310	16,415
Nutreco Holding NV	200	12,513

		56,868

Total Common Stocks (cost $6,542,758)		6,667,958

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 35.1%
United States – 35.1%
U.S. Treasury Inflation Index 3.625%, 4/15/28 (TIPS)	$221	281,314
3.875%, 4/15/29 (TIPS)	260	344,307
2.375%, 1/15/25-1/15/27 (TIPS)	377	410,801
2.125%, 1/15/19-2/15/40 (TIPS)	146	156,894
2.00%, 7/15/14-1/15/26 (TIPS)	442	470,912
3.375%, 1/15/12 (TIPS)	232	248,658
3.00%, 7/15/12 (TIPS)	223	241,475
1.875%, 7/15/13-7/15/19 (TIPS)	676	720,415
2.50%, 7/15/16 (TIPS)	247	274,456
2.625%, 7/15/17 (TIPS)	267	299,166
1.375%, 7/15/18-1/15/20 (TIPS)	155	158,565

Total Inflation-Linked Securities (cost $3,534,482)		3,606,963

	Shares
WARRANTS – 0.2%
Materials – 0.1%
Steel – 0.1%
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(b)	900	12,555

Energy – 0.1%
Oil & Gas Exploration & Production – 0.1%
Oil & Natural Gas Corp. Ltd., Deutsche Bank AG London, expiring 1/17/17(a)	300	7,133

8	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Henderson Land Development, expiring 12/31/11(a)	1,200	$0

Total Warrants (cost $20,144)		19,688

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $76,754)	76,754	76,754

Total Investments – 101.0% (cost $10,174,138)		10,371,363
Other assets less liabilities – (1.0)%		(97,715)

Net Assets – 100.0%		$10,273,648

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	1	May 2010	$56,138	$55,775	$(363)
Aluminum HG Futures	5	June 2010	296,411	279,938	(16,473)
Platinum Futures	2	July 2010	161,963	174,510	12,547
Sold Contracts
Aluminum HG Futures	1	May 2010	58,749	55,775	2,974
Cattle Feeder Futures	2	August 2010	114,806	116,075	(1,269)
Corn Futures	1	July 2010	18,122	18,763	(641)
Gold 100oz Futures	3	June 2010	336,442	354,210	(17,768)
Wheat Futures	1	July 2010	24,234	25,150	(916)

					$(21,909)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Index	Floating Rate	Notional Amount	Maturity Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Group Inc. DJ-UBS Index	0.35%	$119,918	5/17/10	$1,086
Morgan Stanley Capital Group Inc. DJ-UBS Index	0.35%	3,474,366	5/17/10	(43,127)

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	9

Consolidated Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate market value of these securities amounted to $55,551 or 0.5% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depository Receipt

GDR – Global Depository Receipt

NVDR – Non Voting Depository Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

10	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $10,097,384)	$10,294,609
Affiliated issuers (cost $76,754)	76,754
Cash	3,238
Foreign currencies, at value (cost $16,110)	15,996
Receivable for investment securities sold	159,858
Interest and dividends receivable	36,041
Receivable for variation margin on futures contracts	3,445
Unrealized appreciation on total return swap contracts	1,086
Receivable due from Adviser	78,555
Prepaid expenses	222,490

Total assets	10,892,072

Liabilities
Offering expenses payable	262,810
Payable for investment securities purchased and foreign currency transactions	218,143
Unrealized depreciation on total return swap contracts	43,127
Transfer Agent fee payable	5,564
Distribution fee payable	20
Accrued expenses and other liabilities	88,760

Total liabilities	618,424

Net Assets	$10,273,648

Composition of Net Assets
Capital stock, at par	$10,007
Additional paid-in capital	9,996,993
Undistributed net investment income	28,095
Accumulated net realized gain on investment and foreign currency transactions	105,603
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	132,950

$10,273,648

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$10,262	1,000	$10.26	*

C	$10,250	1,000	$10.25

Advisor	$17,227.50	1,678.29	$10.26

R	$10,259	1,000	$10.26

K	$10,263	1,000	$10.26

I	$10,266	1,000	$10.27

1	$10,263	1,000	$10.26

2	$10,194,857	993,000	$10.27

*	The maximum offering price per share for Class A shares was $10.72 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	11

Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended March 8, 2010(a) to April 30, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,532)	$26,343
Affiliated issuers	129
Interest	13,373	$39,845

Expenses
Management fee (see Note B)	11,714
Distribution fee—Class A	5
Distribution fee—Class C	15
Distribution fee—Class R	8
Distribution fee—Class K	4
Distribution fee—Class 1	4
Transfer agency—Class A	928
Transfer agency—Class C	928
Transfer agency—Advisor Class	956
Transfer agency—Class R	4
Transfer agency—Class K	4
Transfer agency—Class 1	4
Transfer agency—Class 2	3,885
Amortization of offering expenses	40,320
Custodian	26,208
Audit	24,696
Registration fees	15,288
Administrative	14,796
Directors’ fees	7,728
Legal	7,056
Printing	6,272
Miscellaneous	1,288

Total expenses	162,111
Less: expenses waived and reimbursed by the Adviser (see Note B)	(150,361)

Net expenses		11,750

Net investment income		28,095

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		25,906
Futures contracts		8,611
Swap contracts		73,088
Foreign currency transactions		(2,002)
Net change in unrealized appreciation/depreciation of:
Investments		197,002 (b)
Futures contracts		(21,909)
Swap contracts		(42,041)
Foreign currency denominated assets and liabilities		(102)

Net gain on investment and foreign currency transactions		238,553

Net Increase in Net Assets from Operations		$266,648

(a)	Commencement of operations.

(b)	Net of increase in accrued foreign capital gains taxes of $223.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	March 8, 2010(a) to April 30, 2010 (unaudited)
Increase in Net Assets from Operations
Net investment income	$28,095
Net realized gain on investment and foreign currency transactions	105,603
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	132,950

Net increase in net assets from operations	266,648
Capital Stock Transactions
Net increase	10,007,000

Total increase	10,273,648
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $28,095)	$10,273,648

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	13

Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Bond Inflation Strategy, AllianceBernstein Municipal Bond Inflation Strategy and AllianceBernstein Multi-Asset Inflation Strategy (the “Portfolio”). As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). AllianceBernstein Intermediate Bond Portfolio commenced operations on July 1, 1999, AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy commenced operations on January 26, 2010. The Portfolio and the Subsidiary commenced operations on March 8, 2010. This consolidated report relates to AllianceBernstein Multi-Asset Inflation Strategy and the Subsidiary. The Portfolio offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class 2 shares. The Portfolio has also issued Class 1 shares to the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”). Class 1 shares are not publicly offered. As of April 30, 2010, the Adviser was the sole shareholder of Class A, Class C, Class R, Class K, Class I, Class 1 and Class 2. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

14	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	15

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2010:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Energy	$1,214,114	$843,730		$3,177	$2,061,021
Equity:Other	495,935	947,678		—	1,443,613
Materials	500,084	647,720		—	1,147,804
Retail	369,497	207,732		—	577,229
Residential	372,273	181,208		—	553,481
Office	260,718	185,127		—	445,845
Lodging	230,080	75,645		—	305,725
Industrials	42,865	33,507		—	76,372
Food Beverage & Tobacco	44,355	12,513		—	56,868
Inflation-Linked Securities	—	3,606,963		—	3,606,963
Warrants	—	—		19,688	19,688
Short-Term Investments	76,754	—		—	76,754

Total Investments in Securities	3,606,675	6,741,823	+	22,865	10,371,363
Other Financial Instruments*:
Assets	15,521	1,086		—	16,607
Liabilities	(37,430)	(43,127)		—	(80,557)

Total	$3,584,766	$6,699,782		$22,865	$10,307,413

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

16	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Energy	Warrants	Total
Balance as of 3/08/10	$—	$—	$—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	290	(456)	(166)
Net purchases (sales)	2,887	20,144	23,031
Net transfers in and/or out of Level 3	—	—	—

Balance as of 4/30/10	$3,177	$19,688	$22,865

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/10*	$290	$(456)	$(166)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share-

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	17

Notes to Financial Statements

holders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

18	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

8. Offering Expenses

Offering expenses of $262,810 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. This waiver expires October 31, 2011. For the period ended April 30, 2010, the amount of such fees waived was $135,565.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Portfolio. The Adviser agreed to waive its fees for such services. Such waiver amounted to $14,796 for the period ended April 30, 2010.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,802 for the period ended April 30, 2010.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2010 is as follows:

Market Value March 8, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2010 (000)	Dividend Income (000)
$ – 0 –	$8,161	$8,084	$77	$	– 0 –

Brokerage commissions paid on investment transactions for the period ended April 30, 2010 amounted to $2,362, of which $40 and $51, respectively, was

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	19

Notes to Financial Statements

paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares , .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $10,405, $10,151, $10,155 and $5,358 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$6,924,926	$389,805
U.S. government securities	3,664,099	132,131

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and swap transactions) are as follows:

Gross unrealized appreciation	$387,464
Gross unrealized depreciation	(190,239)

Net unrealized appreciation	$197,225

20	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the pervious day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	21

Notes to Financial Statements

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as

22	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2010, the Portfolio had swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $43,127 at April 30, 2010.

At April 30, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Commodity contracts		$—	Payable for variation margin on futures contracts	$21,909	*
Equity contracts	Unrealized appreciation on total return swap agreements	1,086	Unrealized depreciation on total return swap agreements	43,127

Total		$1,086		$65,036

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$8,611	$(21,909)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	73,088	(42,041)

Total		$81,699	$(63,950)

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	23

Notes to Financial Statements

For the period ended April 30, 2010, the average monthly original value of futures contracts was $823,521 and average monthly notional amount of total return swaps was $3,497,161.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	March 8, 2010(a) to April 30, 2010 (unaudited)	March 8, 2010(a) to April 30, 2010 (unaudited)

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	1,678	$17,000

Net increase	1,678	$17,000

Class R
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class K
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

24	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

	Shares	Amount
	March 8, 2010(a) to April 30, 2010 (unaudited)	March 8, 2010(a) to April 30, 2010 (unaudited)
Class I
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 1
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class 2
Shares sold	993,000	$9,930,000

Net increase	993,000	$9,930,000

(a)	Commencement of operations.

NOTE F

Basis for Consolidation

The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2010, net assets of the Portfolio were $10,273,648, of which $2,024,651, or approximately 19.7%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	25

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions

26	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the period ended April 30, 2010.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	27

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been submitted for court approval. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

28	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.26

Net asset value, end of period	$ 10.26

Total Return
Total investment return based on net asset value(d)	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%
Expenses, before waivers/reimbursements(e)	69.55%
Net investment income(c)(e)	1.54%
Portfolio turnover rate	4%

See footnote summary on page 36.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.25

Net asset value, end of period	$ 10.25

Total Return
Total investment return based on net asset value(d)	2.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%
Expenses, before waivers/reimbursements(e)	70.36%
Net investment income(c)(e)	.77%
Portfolio turnover rate	4%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.26

Net asset value, end of period	$ 10.26

Total Return
Total investment return based on net asset value(d)	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	71.45%
Net investment income(c)(e)	1.86%
Portfolio turnover rate	4%

See footnote summary on page 36.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.26

Net asset value, end of period	$ 10.26

Total Return
Total investment return based on net asset value(d)	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	10.70%
Net investment income(c)(e)	1.28%
Portfolio turnover rate	4%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.26

Net asset value, end of period	$ 10.26

Total Return
Total investment return based on net asset value(d)	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.00%
Expenses, before waivers/reimbursements(e)	10.44%
Net investment income(c)(e)	1.54%
Portfolio turnover rate	4%

See footnote summary on page 36.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.27

Net asset value, end of period	$ 10.27

Total Return
Total investment return based on net asset value(d)	2.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	10.05%
Net investment income(c)(e)	1.92%
Portfolio turnover rate	4%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.26

Net asset value, end of period	$ 10.26

Total Return
Total investment return based on net asset value(d)	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.00%
Expenses, before waivers/reimbursements(e)	10.50%
Net investment income(c)(e)	1.54%
Portfolio turnover rate	4%

See footnote summary on page 36.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
March 8, 2010(a) to April 30, 2010 (unaudited)
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	.24

Net increase in net asset value from operations	.27

Net asset value, end of period	$ 10.27

Total Return
Total investment return based on net asset value(d)	2.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,195
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%
Expenses, before waivers/reimbursements(e)	10.20%
Net investment income(c)(e)	1.80%
Portfolio turnover rate	4%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Drew W. Demakis(2) , Vice President

Joshua B. Lisser(2) , Vice President

Teresa Marziano(2) , Vice President

Jonathan E. Ruff(2) , Vice President

Greg J. Wilensky(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Multi-Asset Inflation Strategy Team. Ms. Teresa Marziano and Messrs. Drew W. Demakis, Joshua B. Lisser, Jonathan E. Ruff and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	37

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Multi-Asset Inflation Strategy (the “Portfolio”) at a meeting held on February 2-4, 2010.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

38	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	39

lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available. Based on the Adviser’s written and oral presentations regarding the management of the Portfolio, and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees than it proposed to charge the Portfolio for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which involved investments in various asset classes.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The estimated expense ratio of the Portfolio reflected fee waivers and/or

40	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

expense reimbursements as a result of an agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $100 million, its anticipated contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median of 100 basis points and that such advisory fee rate was the lowest charged by any funds in the Expense Group. The directors noted that the proposed advisory fee is a higher fee than that currently charged to many other open-end AllianceBernstein Funds and that the Adviser was not proposing its regular schedule of advisory fee breakpoints. The directors took into account the Adviser’s statement that the proposed fee rate was set substantially below the Expense Group median to make the Portfolio competitive and also to keep the fee within the range of fees currently paid by other open-end Alliance Bernstein Funds. The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio for an initial period ending October 31, 2011. The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio, which reflected a cap, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s anticipated expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels, and considered the Adviser’s position that the proposed fee was lower than the Adviser believed was appropriate given the complexity involved in advising the Portfolio and the fees paid by other funds in the Expense Group, and that, accordingly, it was appropriate not to incorporate breakpoints into the fee schedule of the Advisory Agreement for the Portfolio at the outset. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	41

respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors noted that the Portfolio’s anticipated contractual effective advisory fee rate was lower than the fees paid by any funds in the Lipper Expense Group. The directors informed the Adviser that they anticipated revisiting the question of breakpoints in the future if the Portfolio attracted substantial assets.

42	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Multi-Asset Inflation Strategy (“Multi-Asset Strategy” or “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”).

Multi-Asset Strategy’s investment objective is to maximize real return. Real return equals total return less the estimated effect of inflation. The Strategy pursues its investment objective through investing in foreign and domestic investments, including inflation-protected fixed-income securities, real estate equities, commodity-related equities and physical commodities. While Multi-Asset Strategy will have broad flexibility to choose among investments and asset classes, the Adviser expects that, given the current market environment, the Strategy will take roughly equal exposure to real estate stocks, commodity-related stocks, and Treasury Inflation Protected Securities (“TIPS”) collateralized commodity derivatives. In addition, the Strategy may implement active long and short currency positions, primarily through currency-related derivatives such as forward contracts, for speculative reasons.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on January 21, 2010.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	43

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser has proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The advisory fee schedule of the Strategy is set forth in the table below:

Strategy	Advisory Fee
Multi-Asset Strategy	0.75% of Average Daily Net Assets

The Adviser proposes to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services.

The Adviser proposes to set expense caps, set forth below, for its share classes for an initial period ending October 31, 2011. The expense limitation agreement will terminate three years after the Strategy commences operations. During the period between the initial period and the termination of the agreement, the Adviser may be able to recoup all or a portion of the Strategy’s operating expenses, which will be paid initially by the Adviser, to the extent that the reimbursement does not cause the expense ratios of the Strategy’s share classes to not exceed the expense caps. Either the Adviser or Strategy may terminate the agreement on sixty days’ notice.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio		Fiscal Year End
Multi-Asset Strategy	Advisor Class A Class C Class R Class K Class I3 Class 1 Class 2[3]	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	1.43 1.73 2.43 1.93 1.68 1.43 1.68 1.43	% % % % % % % %	October 31

3	Class 2 shares will have the same characteristics as Class I shares. However, Class 2 shares, unlike Class I shares, will incur no pension plan participant post recordkeeping charges.

44	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategy.4 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts to be opened in the last three years ending September 30, 2009. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	45

investment style as the Strategy, the Strategy consist of investments in various asset classes for which the Adviser does have institutional counterparts for certain of those asset classes. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategy may employ, with greater frequency, the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategy consists. Also shown below are what would have been the effective advisory fee of the Strategy had the advisory fee schedules of the institutional accounts been applicable to the Strategy based on the initial estimate of the Strategy net assets:

AB Institutional Account Category[5]	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. REIT	$100.0	70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum account size: $25m	0.575%

U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

In addition to the institutional categories above, the Adviser manages single asset class retail mutual funds that have a somewhat similar investment style as that of one of the Strategy’s multi-asset components and their advisory fee schedules are set forth in the table below:

Fund	Advisory Fee
AllianceBernstein Global Real Estate Investment Fund, Inc.	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

AllianceBernstein Institutional Funds, Inc. – Global Real Estate Investment Fund II	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the AVPS portfolio whose investment style is similar to that of one of the Strategy’s multi-asset components.

5	Although there is no investment category in the Adviser’s Form ADV for commodity related securities, the Adviser does have experience in managing commodity related securities. Various AllianceBernstein Mutual Funds own commodity stocks.

46	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

AVPS Portfolio	Advisory Fee[6]
Real Estate Investment Portfolio	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of one of the Strategy’s multi-asset components:

Fund	Luxembourg Fund	Fee[7]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio
	Class A	1.75%
	Class I	0.95%

The Adviser has represented that there are no sub-advisory relationships managed by the Adviser that have a substantially similar investment style as any of the Strategy’s multi-asset components.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategy’s rankings with respect to the proposed management fees relative to the median of the Strategy’s Lipper Expense Group (“EG”) at the approximate current asset level of the Strategy.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

6	Except for Small Cap Growth Portfolio and Global Thematic Growth Fund, Inc., the advisory fees of the Funds are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis. The advisory fees of Small Cap Growth Portfolio and Global Thematic Fund, Inc. are based on the percentage of each Fund’s net assets at quarter end and are paid on a quarterly basis.

7	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	47

(size)9 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[10],[11]	Lipper Exp. Group Median (%)	Rank
Multi-Asset Strategy	0.750	1.000	1/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EGs and Lipper Expense Universes (“EU”). Lipper describes the EU as a broader group, consisting of all funds with the same investment classification/objective as the subject Strategy.12 The results of that comparison are set forth below:

Strategy	Expense Ratio (%)11,[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Multi-Asset Strategy	1.050	1.475	1/10	1.343	1/14

Based on this analysis, the Strategy has equally favorable ranking on a management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

9	The Adviser asked Lipper to anticipate that the Strategy’s asset size would be approximately $100 million.

10	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

11	The Strategy’s contractual management fee and total expense ratio is based on an initial estimate of the Strategy’s net assets of $100 million.

12	Except for asset (size) comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Information on the Strategy’s total expense ratios pertain to the Strategy’s Class A shares.

48	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategy has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategy.

In addition to the Adviser’s future direct profits from managing the Strategy, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategy and may earn a profit from providing non-investment services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategy’s transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.14

The Strategy may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability

14	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	49

from business conducted with the Strategy will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules. Note that the fee structures identified in this note are not applicable to the Strategy.

16	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE STRATEGY

With assets under management of approximately $496 billion as of December 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

Because the Strategy has not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategy, there is no performance history shown in this summary. The Strategy’s benchmark was originally proposed to be the Barclays Capital 10+ year U.S. TIPS Index (“Barclays Index”), but was changed prior to the commencement of the Strategy’s operations to MSCI All Country World Commodity Producers Index as the primary index with the Dow Jones-UBS Commodity Index and the Barclay Index as secondary benchmarks.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. The Senior Officer suggested that the Board of Directors consider discussing the Strategy’s proposed advisory fee schedule, which has no breakpoints, with the Adviser, unlike the advisory fee schedules of other AllianceBernstein Mutual Funds. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 25, 2010

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

52	• ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MULTI-ASSET INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MAIS-0152-0410

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: June 29, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2010